SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No._______)

Filed by the Registrant |X|
Filed by a Party other than the Registrant

         Preliminary Proxy Statement |_|
         Confidential, for Use of the Commission Only (as permitted by Rule
           14a-6(e)(2)) |_|
         Definitive Proxy Statement |X|
         Definitive Additional Materials |_|
         Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12 |_|

                             COMMERCIAL ASSETS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

       No fee required. |X|
        Fee computed on table below per Exchange Act Rules 14a-6(i)(4)
          and 0-11.  |_|
        (1) Title of each class of securities to which transaction applies:

        (2) Aggregate number of securities to which transaction applies:

        (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        (4) Proposed maximum aggregate value of transaction:

        (5) Total fee paid:

        Fee paid previously with preliminary materials.
        Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.
        (1)  Amount previously paid:

        (2)  Form, Schedule or Registration Statement No.:

        (3)  Filing Party:

        (4)  Date Filed:




                                [CAX LETTERHEAD]


                             COMMERCIAL ASSETS, INC.



                                                                  March 30, 1999
To Our Stockholders:

         You are cordially invited to the 1999 Annual Meeting of Stockholders of Commercial Assets, Inc., a Maryland corporation, to be held at 1873 South Bellaire Street, Suite 1700, Denver, Colorado on Monday, May 24, 1999, at 10:00 a.m., local time.

         The formal notice of the annual meeting and a proxy statement describing the matters to be acted upon at the annual meeting are contained in the following pages.

         Enclosed is a proxy that enables you to vote your shares on the matters to be considered at the annual meeting even if you are unable to attend the annual meeting. Please mark the proxy to indicate your vote, date and sign the proxy and return it in the enclosed postage-paid envelope as soon as possible for receipt prior to the annual meeting. Stockholders also are entitled to vote on any other matter that properly comes before the annual meeting.

         REGARDLESS OF THE NUMBER OF SHARES YOU OWN, PLEASE BE SURE YOU ARE REPRESENTED AT THE ANNUAL MEETING BY ATTENDING IN PERSON OR BY RETURNING YOUR PROXY AS SOON AS POSSIBLE. EVEN IF YOU PLAN TO ATTEND IN PERSON, PLEASE DATE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

                                   Sincerely,


                                   Terry Considine
                                   Chairman of the Board and
                                   Chief Executive Officer




                                [CAX LETTERHEAD]

                             COMMERCIAL ASSETS, INC.
                       3410 South Galena Street, Suite 210
                             Denver, Colorado 80231
                                 (303) 614-9410

                 --------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                 --------------------------------------------------

To Our Stockholders:

         The 1999 Annual Meeting of Stockholders of Commercial Assets, Inc., a Maryland corporation, will be held at 1873 South Bellaire Street, Suite 1700, Denver, Colorado, on Monday, May 24, 1999, at 10:00 a.m., local time, to consider and act upon the following matters:

         1. election of Messrs. Terry Considine and Bruce E. Moore, two Class III Directors, to serve until the annual meeting of stockholders in 2002 and until their successors are elected and qualified and the election of Mr. Robert
J. Malone as a Class II Director, to serve until the annual meeting of stockholders in 2001 and until his successor is elected and qualified;

         2. approval of the reincorporation of Commercial Assets, Inc. under the laws of the State of Delaware through the merger of Commercial Assets, Inc. into a wholly-owned Delaware subsidiary; and

         3. such other business as properly may come before the annual meeting and any adjournments or postponements thereof.

         Only stockholders of record at the close of business on March 25, 1999, the record date for the annual meeting, will be entitled to notice of and to vote at the annual meeting.

         The Board of Directors of the Company desires to have maximum representation at the annual meeting and requests that you mark, date, sign and timely return to the exchange agent, Norwest Shareholder Services, at the address listed on the enclosed proxy in the postage-paid envelope provided whether or not you expect to attend the annual meeting in person.

                                            BY ORDER OF THE BOARD OF DIRECTORS,


                                            David M. Becker
                                            Secretary
March 30, 1999




                             COMMERCIAL ASSETS, INC.
                       3410 South Galena Street, Suite 210
                             Denver, Colorado 80231
                                 (303) 614-9410


                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  May 24, 1999


To Our Stockholders:

         This proxy statement is furnished to the holders of the common stock of Commercial Assets, Inc., a Maryland corporation, in connection with the solicitation by the Board of Directors of the Company of proxies to be used at the 1999 Annual Meeting of Stockholders of the Company and at any adjournments or postponements thereof. The annual meeting will be held at 1873 South Bellaire Street, Suite 1700, Denver, Colorado, on Monday, May 24, 1999, at 10:00 a.m., local time. The annual meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The proxy materials, including this proxy statement, the accompanying proxy card and the Notice of Annual Meeting, are first being mailed to stockholders beginning on or about March 31, 1999. At the annual meeting, the holders of the Company's common stock will be asked to consider and vote upon the following proposals (1) the election of Messrs. Terry Considine and Bruce E. Moore, two Class III Directors, to serve until the annual meeting of stockholders in 2002 and until their successors are elected and qualified and the election of Mr. Robert J. Malone as a Class II Director, to serve until the annual meeting of stockholders in 2001 and until his successor is elected and qualifies and (2) the approval of the reincorporation of the Company in the State of Delaware through the merger of Commercial Assets, Inc. into a wholly-owned Delaware subsidiary.

                               GENERAL INFORMATION

         In this proxy statement, the words "the Company," "we," "our" and "us" refer to Commercial Assets, Inc., a Maryland corporation, and as the context requires, subsidiary entities.

Solicitation

         The enclosed proxy is being solicited by the Company. In addition to solicitations by mail, solicitations may be made by personal interview, telephone and telegram by our directors and officers. No additional compensation will be paid to our directors and officers for the solicitation of proxies. We will employ MacKenzie Partners, Inc., to assist us in the solicitation of proxies. We expect to incur a fee of approximately $12,000, plus reimbursement of out-of-pocket expenses for this service. All costs of the solicitation will be paid solely by the Company. We will reimburse banks, brokers and others holding shares in their names or the names of nominees or otherwise for reasonable out-of-pocket expenses incurred in sending proxies and proxy materials to the beneficial owners of such shares.

Voting Rights and Votes Required

         Holders of record of shares of the Company's common stock at the close of business on March 25, 1999, the record date for the annual meeting, are entitled to notice of, and to vote at, the annual meeting. On the record date, 10,364,029 shares of the Company's common stock were outstanding. The presence, in person or by proxy, of holders of a majority of the shares of the Company's common stock entitled to vote at the annual meeting constitutes a quorum for the transaction of business at the annual meeting. Shares represented by proxies that reflect abstentions or "broker non-votes" (i.e., shares held by a broker or nominee which are represented at the annual meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum.

         Each share of the Company's common stock outstanding on the record date is entitled to one vote on each matter presented at the annual meeting. If you are voting by proxy, for your vote to be counted, your properly completed proxy must be received by the secretary of the Company prior to the time the vote is taken at the annual meeting. If your shares are held by your broker or other nominee in "street name," your broker will vote your shares only if you provide instructions as to how to vote your shares. You should follow the directions provided by your broker regarding how to instruct your broker to vote your shares. Without instructions, your shares may not be voted by that broker.

         The affirmative vote of a plurality of all of the votes cast at the annual meeting for the election of directors (assuming a quorum is present) is necessary for the election of a director. For purposes of the election of directors, abstentions or "broker non-votes" will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

         The affirmative vote of 80 percent of the votes entitled to be cast by outstanding shares of voting stock of the Company is required to approve the reincorporation proposal. For purposes of approval of the reincorporation proposal, abstentions or "broker non-votes" will have the same effect as votes against the reincorporation proposal.

         The directors and officers of the Company and Asset Investors Corporation ("AIC"), which collectively hold approximately 3,135,107 shares of the Company's common stock, have indicated that they will vote in favor of the election of Messrs. Considine, Moore and Malone and the reincorporation proposal.

Voting of Proxies

         Shares of the Company's common stock represented by all properly executed proxies received prior to the vote at the annual meeting will be voted as specified in the proxy. Unless contrary instructions are indicated on the proxy, the shares of the Company's common stock represented by such proxy will be voted "FOR" the election of Messrs. Terry Considine, Bruce E. Moore and Robert J. Malone as directors of the Company and "FOR" approval of the reincorporation proposal. We currently know of no other business to be brought before the annual meeting other than as described herein. If any other matters are presented properly to the stockholders for action at the annual meeting and any adjournments or postponements thereof, the proxy holders named in the enclosed proxy intend to vote in their discretion on all matters on which the shares of the Company's common stock represented by such proxy are entitled to vote.

Revocability of Proxy

You can change your vote at any time before the vote is taken at the annual meeting. You can do this in one of three ways. First, you can send a written notice dated later than your proxy card stating that you would like to revoke your current proxy. Second, you can complete and submit a new proxy card dated later than your original proxy card. If you choose either of these two methods, you must submit your notice of revocation or your new proxy card to the secretary of the Company. Our secretary must receive the notice or new proxy card before the vote is taken at the annual meeting. Third, you can attend the annual meeting and vote in person. Simply attending the stockholder meeting, however, will not revoke your proxy. If you have instructed a broker to vote your shares, you must follow the directions received from your broker as to how to change your vote.

Dissenters' Rights of Appraisal

         Under applicable state law, you are entitled to dissenters' rights of appraisal with respect to Proposal 2, relating to the reincorporation of the Company. You are not entitled to dissenter's rights of appraisal with respect to Proposal 1, relating to the election of individuals to the Company Board of Directors. See "Dissenter's Rights of Appraisal" under the heading "Proposal 2:
Approval of the Reincorporation of the Company in the State of Delaware" for further explanation of your rights under the Maryland law.

Annual Report

         Our 1998 Annual Report to Stockholders, including a copy of our 1998 Annual Report on Form 10-K contains financial and other information about our activities, including financial statements for the year ended December 31, 1998. This report is being mailed with this proxy statement to all holders of record on the record date.

         Upon written request addressed to the secretary of the Company at the address listed above, we will provide a copy of the Annual Report to anyone whose proxy is being solicited in connection with this proxy statement.

                        PROPOSAL 1: ELECTION OF DIRECTORS

         Our current charter and bylaws provide for three classes of directors with staggered terms of office. Nominees for each class serve for terms of three years and until the election and qualification of their successors or until their earlier resignation, death, disqualification or removal from office. The Board of Directors currently consists of eight members, including three Class I Directors whose terms expire at the annual meeting of stockholders in 2000, three Class II Directors whose terms expires at the annual meeting of stockholders in 2001 and two Class III Directors whose terms expire at the annual meeting of stockholders in 1999.

         The Company's bylaws require that at least four of the eight members of the Board of Directors of the Company and each committee thereof be comprised of persons who are "Independent Directors" of the Company. An Independent Director is defined in the Company's bylaws as a person "who is not affiliated, directly or indirectly, with the person or entity responsible for directing or performing the day-to-day business affairs of the corporation (the advisor), including a person or entity to which the advisor subcontracts substantially all of such functions, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or by serving as an officer or director of, the advisor or an affiliated business entity of the advisor." Our Independent Directors are Messrs. Baker, Fries, Kortz and Malone.

         Vacancies on the Board of Directors may be filled by a majority of the Board of Directors; provided, however, that the Independent Directors must nominate the replacements for vacancies among the Independent Directors. Each director elected by the Board of Directors to fill a vacancy shall hold office until the next annual meeting of the stockholders, at which time the stockholders shall elect a director to serve the remaining term of the class into which such director is elected.

         At the annual meeting, two Class III Directors will be elected to a term expiring at the annual meeting of stockholders in 2002 and one Class II Director will be elected to a term expiring at the annual meeting of stockholders in 2001. Unless otherwise specified, the enclosed proxy will be voted "FOR" the election of the Board of Directors' nominees, Messrs. Considine and Moore, as the Class III Directors of the Company and Mr. Malone as a Class II Director of the Company. Neither management nor the Board of Directors of the Company knows of any reason why Messrs. Considine, Moore or Malone would be unavailable to serve as a director. Discretionary authority may be exercised by the proxy holders named in the enclosed proxy to vote for a nominee proposed by the Board of Directors if any of Messrs. Considine, Moore or Malone become unavailable for election.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF MESSRS. CONSIDINE, MOORE AND MALONE AS DIRECTORS OF THE COMPANY.

                   PROPOSAL 2: APPROVAL OF OUR REINCORPORATION
                            IN THE STATE OF DELAWARE

Introduction

         The Board of Directors has unanimously approved, and for the reasons described below, recommends that stockholders approve, a proposal in which our state of incorporation would be changed from Maryland to Delaware. This change would be accomplished by merging the Company into Commercial Assets, Inc., a wholly owned Delaware subsidiary (referred to in this discussion as the "Delaware Corporation") newly formed for this purpose. Each outstanding share of the Company's common stock will be exchanged for one share of the Delaware Corporation's common stock. Upon completion of the merger, all of the previously outstanding shares of the Company's common stock will be converted, without any action on the part of the holder, into an equal number of shares of Delaware common stock. Our reincorporation into Delaware will be accomplished under the terms of an Agreement and Plan of Merger between the Company and the Delaware Corporation, a copy of which is attached to this proxy statement as Annex A.

         At and after the effective time of the merger, each certificate that previously represented shares of the Company's common stock will be deemed for all purposes to evidence the right to receive an equal number of shares of Delaware common stock into which those shares of the Company's common stock have been converted as a result of the merger. The Company's common stock is qualified for trading on the American Stock Exchange under the symbol "CAX" and, after the reincorporation, the Delaware common stock will continue to be traded on the American Stock Exchange under the same symbol.

         The Delaware Corporation will be governed by the General Corporation Law of the State of Delaware and the amended and restated certificate of incorporation of the Delaware Corporation and the bylaws of the Delaware Corporation attached hereto as Annexes B and C, respectively. See "Changes in Company's Charter and Bylaws to be Effected by Reincorporation" and "Certain Differences Between the Corporation Laws of Maryland and Delaware." Approval of the reincorporation proposal will not result in any material change in our business, management, assets, liabilities or net worth.

         Assuming that the reincorporation proposal is approved, the 1998 Stock Incentive Plan will be assumed by the Delaware Corporation. In addition, the merger agreement provides that the Delaware Corporation will assume all options outstanding under the stock plan, and that such options will be exercisable for shares of the Delaware common stock on the same terms upon which outstanding options are currently exercisable.

         You should note that approval of the reincorporation proposal will constitute approval of the assumption of the stock plan and the outstanding options by the Delaware Corporation and approval of the certificate of incorporation of the Delaware Corporation.

         The affirmative vote of holders of 80 percent of the outstanding shares will be required to approve the reincorporation proposal. If approved by the stockholders, it is anticipated that our reincorporation would be completed within 30 days of stockholder approval. However, the reincorporation process may be delayed or abandoned, either before or after stockholder approval, if circumstances arise that, in the opinion of the Board of Directors, make it inadvisable to proceed.

         The following discussion summarizes certain aspects of the reincorporation proposal, including certain material differences between Maryland law and the Delaware law. This summary does not purport to be a complete description of the reincorporation proposal or the differences in stockholders' rights under the Maryland law and the Delaware law and is qualified by reference to (1) the merger agreement, (2) the certificate of incorporation of the Delaware Corporation and (3) the bylaws of the Delaware Corporation. Copies of the Company's charter and the Company's bylaws are available for inspection at the Company's principal executive offices, and copies will be sent to any stockholder, without charge, upon request.

The Merger Agreement

         The following summary of certain terms contained in the merger agreement is not complete and does not contain all of the provisions of the merger agreement and is qualified in its entirety by reference to the merger agreement.

         Terms. The merger agreement provides, among other things, that each share of the Company's common stock issued and outstanding as of the effective time of the merger will be converted without any action on the part of the holder thereof, into one share of the Delaware common stock. The merger agreement contemplates the merger of the Company with and into the Delaware Corporation, with the Delaware Corporation continuing as the surviving company. The following is a description of the material terms of the merger agreement and is qualified in its entirety by reference to the merger agreement, a copy of which is attached to this proxy statement and is incorporated by reference. Capitalized terms in this section have the meanings assigned to them in the merger agreement. All stockholders of the Company and the Delaware Corporation are urged to read carefully the merger agreement in its entirety.

         Closing; Effective Time. The closing of the merger will take place on a date agreed to by the Company and the Delaware Corporation. The closing will be held in Denver, Colorado. Subject to the provisions of the merger agreement, the parties will consummate the merger by filing a Certificate of Merger with the Secretary of State of Delaware and by filing Articles of Merger with the State Department of Taxation and Assessments of Maryland. The merger will become effective at such time as the filings have been completed.

         Surviving Corporation Certificate of Incorporation and Bylaws. Under the merger agreement, the certificate of incorporation and bylaws of the Delaware Corporation will continue to be the certificate of incorporation and bylaws of the Delaware Corporation without need for amendment.

         Succession. At the effective time of the merger, the separate corporate existence of the Company shall cease, and the Delaware Corporation shall possess all the rights, privileges and powers and be subject to all the restrictions, disabilities and duties of the Company. The employees and agents of the Company shall become the employees and agents of the Delaware Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company. The officers and directors of the Company shall become the officers and directors of the Delaware Corporation until such time as successors are duly elected in accordance with the bylaws of the Delaware Corporation and any applicable laws.

         Conditions. The merger will not be effective unless (1) the requisite approval of the stockholders of both the Company and the Delaware Corporation shall have been received and (2) the holders of no more than 100,000 shares of the Company's common stock shall have filed a notice of objection with the Company at or prior to the annual meeting.

         Exchange of Certificates. At or prior to the effective time of the merger, the Delaware Corporation will deposit or cause to be deposited, with Norwest Shareholder Services (the "Exchange Agent"), for the benefit of holders of the Company's common stock, certificates representing Delaware common stock to be issued in the merger. As soon as practicable after the effective time of the merger, the Exchange Agent will mail a form of transmittal letter to the holders of certificates representing shares of the Company's common stock. The form of transmittal letter will contain instructions with respect to the surrender of such certificates in exchange for certificates representing shares of Delaware common stock. CERTIFICATES REPRESENTING THE COMPANY'S COMMON STOCK SHOULD NOT BE RETURNED WITH THE ENCLOSED PROXY CARD AND SHOULD NOT BE FORWARDED TO THE EXCHANGE AGENT EXCEPT WITH A TRANSMITTAL FORM WHICH WILL BE PROVIDED TO YOU FOLLOWING THE EFFECTIVE TIME OF THE MERGER.

Dissenters' Rights of Appraisal

         Under Sections 3-201 to 3-213 of the Maryland General Corporation Law, any record holder of the Company who does not wish to accept stock of the Delaware Corporation to be paid pursuant to the merger can dissent from the reincorporation proposal and exercise appraisal rights by electing to have the fair value of his or her shares of the Company's common stock judicially determined and paid and by complying with the applicable provisions of the Maryland law. The merger agreement provides that the merger will not be completed if the Company has received notices of objection from holders of more than 100,000 shares of the Company's common stock at or prior to the annual meeting.

         The following is a brief summary of the statutory provisions to be followed by a holder of the Company's common stock in order to dissent from the reincorporation proposal and perfect appraisal rights under the Maryland law. This summary is not intended to be complete and is qualified in its entirety by reference to Sections 3-201 to 3-213 and Section 3-603(b) of Maryland law, the text of which is set forth in Annex D to the Proxy Materials.

         Dissenter's rights of appraisal will only be available to you if you
(a) file with the Company a written objection to the transaction at or prior to the annual meeting and (b) do not vote in favor of the transaction. The Delaware Corporation will notify each objecting stockholder in writing of the date that the Articles of Merger are accepted by the State Department of Assessments and Taxation of the State of Maryland, and it may send each objecting stockholder an offer to pay what it considers to be the fair value of the stock. If the Delaware Corporation sends an offer to pay fair value to each objecting stockholder, the offer will contain (1) a balance sheet dated not more than six months before the date of the offer, (2) a profit and loss statement for the 12 months ending on the date of the balance sheet and (3) any other information it considers pertinent. In order to preserve appraisal rights, you must make a demand on the Delaware Corporation, for payment for your stock within 20 days of the acceptance of the Articles of Merger by the state of Maryland. The demand must state the number and class of shares for which you demand payment. According to the Maryland law, you are entitled to the fair value of your stock, as determined on the day the stockholders vote on the reincorporation proposal. If the Delaware Corporation has not provided payment of the fair value of your stock within 50 days after acceptance of the Articles of Merger by the state of Maryland, then to assert appraisal rights you must petition a court of equity in the county within the State of Maryland where the resident agent of the Delaware Corporation is located for an appraisal.

         If you are entitled to an appraisal of your stock, then the court will appoint three disinterested appraisers to determine the fair value of the stock. Under Maryland law, the fair value is considered equal to the greater of either:
(1) the price at which AIC acquired its shares of the Company in 1993 (approximately $7.47 per share), plus interest, compounded annually, based on the rate for 1-year United States Treasury obligations from time to time in effect, minus dividends paid by the Company (which amounted to $3.34 per share to date), each calculated as of the day prior to the annual meeting, or (2) the market price of the Company's common stock on March 24, 1999 (which was $5.19 per share), plus interest based on the rate for 1-year United States Treasury obligations from time to time in effect, minus dividends paid by the Company, each calculated as of the day prior to the annual meeting.

         Unless the court sets a longer time, within 60 days of their appointment, the appraisers shall determine the fair value of the stock and file a report stating the conclusion of the majority as to the fair value of the stock. Within 15 days after the report is filed, any party may object to it and request a hearing. The court will consider the appraisers' report and enter an order confirming, modifying or rejecting it. If the appraiser's report is confirmed or modified, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding. If the appraisers' report is rejected the court may (1) determine the fair value and enter judgment accordingly or (2) remit the proceedings to the same or other appraisers. A judgment for the objecting stockholder shall award the value of the stock and applicable interest to the objecting stockholder; however, interest is not awarded if a court determines that the objecting stockholder failed to exercise good faith in any settlement discussions with the Company. The costs of the proceedings, including the cost of the appraisers, shall be set by the court and assessed against the Delaware Corporation unless the court finds that you vexatiously and arbitrarily failed to accept an offer for the stock. The cost of the proceedings will not include attorney's fees or expenses. The cost of experts may be reimbursed only if (1) the Delaware Corporation did not make an offer for the stock or (2) the value of the stock as determined in the proceeding materially exceeds the amount offered by the Delaware Corporation.

         If the Delaware Corporation acquires stock of an objecting stockholder after an appraisal demand is made, then the Delaware Corporation is entitled to any dividends or distributions payable to the holders of record of that stock after the close of business on the date of the annual meeting.

Principal Reasons For Reincorporation

         Prominence, Predictability and Flexibility of Delaware Law. For many years Delaware has followed a policy of encouraging incorporation in that state, and, in furtherance of that policy, has been a leader in adopting comprehensive, modern and flexible corporation laws that are periodically updated and revised to meet changing business needs. As a result of Delaware's attractive legal environment, many major corporations have initially chosen Delaware for their domicile or have subsequently reincorporated in Delaware in a manner similar to that of this reincorporation proposal. Because of Delaware's prominence as the state of incorporation for major corporations, both the legislature and the courts in Delaware have demonstrated a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues, and a substantial body of case law has emerged construing the Delaware law and establishing public policies with respect to corporate legal affairs.

         Increased Ability to Attract and Retain Qualified Directors. The Board of Directors has also recommended the reincorporation proposal because it may permit us to limit the liability of our directors and provide indemnification to our officers, directors, and employees to a degree greater than is presently possible under the Maryland law. We seek to retain the most capable individuals available to serve as our officers and directors. The increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. The Board of Directors believes that the adoption of the reincorporation proposal could be a significant factor in attracting such individuals and in encouraging existing directors and officers to continue to serve in these capacities and freeing them to make corporate decisions on their own merits rather than out of a desire to avoid personal liability. The reincorporation proposal does not result from any pending legal action against our officers, directors or employees that would be covered by such Delaware indemnification provisions.

         Increased Efficiency in Conducting the Company's Business. Because of the substantial interest in the Company held by its affiliate, AIC, and because several of the members of the Company's Board of Directors are also stockholders in both the Company and AIC, certain transactions, which would normally be done in the ordinary course of business, are difficult to structure or impossible to complete under certain provisions of the Maryland law. Moreover, the Company has expended considerable time and money, including the payment of substantial fees to outside advisors, to conduct the business of the Company in conformity with Maryland law. If the reincorporation proposal is approved, the Company will no longer be restricted by the Maryland law in completing transactions with affiliates and interested stockholders, and the Delaware Corporation has elected not to be governed by a similar provision under the Delaware law. We believe that this change will assist the Company's management in the efficient and effective conduct of the business of the Company. Further, because navigating Delaware law will allow us to reduce the number of advisors we retain, we believe the approval of the reincorporation proposal will result in cost savings to the Company.

Changes in Company's Charter and Bylaws To Be Effected By Reincorporation

         Upon completion of our reincorporation, the certificate of incorporation of the Delaware Corporation will constitute the certificate of incorporation of the Company. Although the provisions of the certificate of incorporation of the Delaware Corporation are similar to those of the Company's charter in many respects, the reincorporation proposal includes implementation of provisions in the certificate of incorporation of the Delaware Corporation that affect the rights of stockholders and management. Approval by the stockholders of the reincorporation proposal will constitute approval of the terms of the certificate of incorporation of the Delaware Corporation, including the provisions described below. In addition, certain other changes altering the rights of stockholders and powers of management could be implemented in the future by amendment of the certificate of incorporation of the Delaware Corporation following stockholder approval, and certain changes could be implemented by amendment of the bylaws of the Delaware Corporation without stockholder approval. As stated above, this discussion of the certificate of incorporation of the Delaware Corporation and the Company's charter is qualified in its entirety by those documents and by the Maryland law and the Delaware law.

         Indemnification. The Company's charter provides that the Company shall indemnify its officers and directors to the fullest extent permitted by the Maryland law from liability to the Company or its stockholders. Maryland law distinguishes between those instances in which indemnification of directors is required and those in which it is permitted. Unless limited by its charter, a Maryland corporation must indemnify directors against expenses incurred in the successful defense of any proceeding the director is made a party to by reason of his or her service in that capacity. Indemnification of a director made a party to a proceeding by reason of service in that capacity is permitted, unless it is established that: (1) the act or omission of the director was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty; (2) the director actually received an improper personal benefit; or (3) in the case of any criminal proceeding, the director had reasonable cause to believe that the act or omission was unlawful. The termination of any proceeding by conviction, or a plea of nolo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet the standard of conduct required for indemnification under Maryland law. In addition to the foregoing, a court, upon application, may in certain circumstances order indemnification; however, indemnification with respect to any proceeding by or in the right of the corporation or in which the director is adjudged liable for receipt of an improper personal benefit may not be made unless ordered by a court and then only for expenses. Unless limited by its charter, officers of a Maryland corporation are required to be indemnified to the same extent as directors are required to be indemnified. Indemnification of non-director officers, employees and agents is permitted to the same extent that indemnification of directors is permitted and to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors, or contract.

         In contrast, the certificate of incorporation of the Delaware Corporation incorporates indemnification provisions to the maximum extent permitted by Delaware law and provides that directors, officers, employees and other individuals shall be indemnified against liability to the Delaware Corporation or its stockholders, other than an action by or in the right of the Delaware Corporation, if the indemnified person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Delaware Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his or her conduct was unlawful. With respect to this standard, under Delaware law, termination of any proceeding by conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that such person is prohibited from being indemnified. In the event of an action by or in the right of the Delaware Corporation, indemnification extends only to expenses incurred in connection with defense or settlement of such an action. In addition, under Delaware law, upon court approval, a corporation may indemnify an individual found liable to the corporation, whereas under Maryland law, a corporation many not indemnify an individual who has been found liable to the corporation in a proceeding brought by or in the right of the corporation or on the basis that a personal benefit was improperly received except, as specified above, for expenses upon a court order.

         Delaware law states that the indemnification provided by statute shall not be deemed exclusive of any other rights under any bylaw, agreement, vote of stockholders or disinterested directors or otherwise. Under Delaware law, therefore, the Delaware Corporation is permitted to enter into indemnification agreements with its directors.

         Reasons for New Indemnification Provisions. As previously discussed, we seek to retain the most capable individuals available to serve as our officers and directors, and the increasing frequency of claims and litigation directed against directors and officers has greatly expanded the risks facing directors and officers of corporations in exercising their respective duties. The amount of time and money required to respond to such claims and to defend such litigation can be substantial. We believe that the adoption of the reincorporation proposal could be a significant factor in attracting highly qualified individuals and in encouraging existing directors and officers to continue to serve the Company in these capacities. The reincorporation proposal does not result from any pending legal action against the officers, directors or employees of the Company that would be covered by such Delaware indemnification provisions.

         Possible Disadvantages of New Indemnification Provisions. Although the Board of Directors believes that the indemnification provisions of the Delaware law and the certificate of incorporation of the Delaware Corporation will enhance the ability of the Company to attract and retain outstanding members for its Board of Directors, the indemnification provisions under Delaware law may provide financial protection to officers or directors, even if such individuals are deemed undeserving of indemnification by certain stockholders.

         Interested Transactions. We are currently governed by the Maryland law provisions which restrict business combinations involving interested stockholders. An interested stockholder under the Maryland law is a person who beneficially owns 10% or more of the voting power of the outstanding voting stock of a corporation. Under certain circumstances, the Company could be barred for a period of five years from participating in transactions with interested stockholders and thereafter could be required to obtain the affirmative vote of the holders of 80% of the outstanding shares and 2/3 of the outstanding shares held by non-interested parties prior to participating in transactions with interested stockholders, even if such transactions were considered beneficial to the Company. Maryland law permits a Board of Directors to exempt corporations from the statute as long as the corporation does not yet have any interested stockholders. We currently have interested stockholders; therefore, our Board of Directors cannot exempt us from the statute. As a result, some transactions, including ordinary transactions, such as the sale and lease of assets to interested stockholders, would not be permitted under Maryland law. These provisions contained in Maryland law restrict us from conducting business in an efficient and effective manner. Delaware law contains a similar restriction on transactions with interested stockholders, and similarly, Delaware law permits a corporation to elect not to be governed by the statute. The certificate of incorporation of the Delaware Corporation expressly elects that the Delaware Corporation not be governed by the business combination provision of the Delaware law. As a result, if the reincorporation proposal is adopted, we will not be regulated by the business combination provision contained in Delaware law.

         Reasons for Permitting Interested Transactions. AIC owns a significant interest in the Company. Under Maryland law, the Company is presently unable to enter into joint investments with AIC. Further, the Company is currently unable to complete transactions, such as buying its own stock, that could be beneficial to stockholders. If the Reincorporation Proposal is approved, we will no longer be restricted in completing transactions with our affiliates, such as AIC. We have elected not to be governed by a similar provision under the Delaware law. We believe that this change will assist us in the efficient and effective conduct of the business of the Company. Additionally, we expect a cost savings to the Company because we would no longer be required to expend the Company's resources to navigate the complex provisions of the Maryland law relating to business combinations.

         Possible Disadvantages of Permitting Interested Transactions. Although the Board of Directors believes that it is in our best interest not to be governed by the provisions of either the Maryland law or the Delaware law with respect to the Company's participation in transactions with AIC, after the adoption of the reincorporation proposal we will be able to engage in transactions with individuals that have a personal financial interest in the Company.

Certain Differences Between the Corporation Laws of Maryland and Delaware

         Maryland law and Delaware law are similar in many respects, but there are important differences that affect the rights of stockholders and management. The following is a summary of certain similarities and differences between the Delaware law and the Maryland law. The discussion is not exhaustive and is qualified in its entirety by reference to the specific provisions of Delaware law and Maryland law.

         Redemption Retirement. Delaware law prohibits the purchase or redemption of stock when the capital of a corporation is or will be impaired; but shares entitled to dividend or liquidation preference may be purchased or redeemed out of capital if such shares are retired and capital is reduced. Maryland law, on the other hand, prohibits the purchase or redemption of stock if, after the purchase or redemption, the corporation would be unable to pay its debts in the usual course of business, or if the corporation's total assets are, or would be, less than the sum of the total liabilities plus, unless the charter provides otherwise, the amount needed to satisfy preferential rights of stockholders whose preferential rights of distribution are superior to those receiving the distribution.

         Dividends. Delaware law provides that a corporation can pay dividends out of capital surplus or out of net profits for the current or immediately preceding fiscal year. Maryland law, unless the charter provides otherwise, restricts the payment of dividends if the corporation is, or would be unable to pay its debts in the usual course of business or the corporation's total assets would be, less than the sum of the total liabilities plus, the amount needed to satisfy preferential rights upon dissolution of stockholders whose preferential rights on dissolution are superior to those receiving the distribution.

         Dissenters' Rights. Under Delaware law and Maryland law, a dissenting stockholder of a corporation participating in certain transactions such as certain mergers or consolidations, may, under varying circumstances, be entitled to demand and receive cash in the amount of the fair value of such stockholder's shares (as determined by a court) in lieu of the consideration such stockholder otherwise would have received in such transaction. Delaware law does not generally require such dissenters' rights of appraisal with respect to (1) a sale of assets, (2) an amendment of the certificate of incorporation (unless otherwise provided in the certificate of incorporation), (3) a merger or consolidation by a corporation, the shares of which are either listed on a national securities exchange or an interdealer quotation system by the National Association of Securities Dealers, Inc. or widely-held (i.e., by more than 2,000 stockholders), if such stockholders received shares of the surviving corporation or of another listed or widely-held corporation, or (4) stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger. Maryland law has similar provisions, but under Maryland law, dissenters' rights of appraisal would apply:
(1) with respect to a sale of all or substantially all of a corporation's assets (except a transfer of assets by a corporation in the ordinary course of its business to one or more persons if all of the equity interests of the person or persons are owned directly or indirectly by the transferor) or (2) if a corporation amends its charter in a way that would alter express contractual rights of any outstanding stock and substantially and adversely affect the existing stockholders' rights unless the corporation's charter reserves the right to do so. Under Maryland law, a stockholder does not have appraisal rights in a merger or consolidation if such stockholder's stock is listed on a national exchange or if such stockholder's stock is that of the surviving corporation in the merger and the merger does not change such stock.

         Stockholder Inspection Rights. The rights of stockholders of a Maryland corporation and a Delaware corporation to inspect and copy corporate records differ in certain respects. Under Maryland law, any stockholder may inspect the bylaws, minutes of the proceedings of stockholders, annual statements of affairs, and voting trust agreements of the corporation at the corporation's principal office. Any stockholder may also present a written request for a statement showing all stock and securities issued by the corporation during a specified period of not more than 12 months before the date of the request, the consideration received per share or unit and the value of any consideration other than money as set forth in a resolution of the board of directors. In addition, stockholders of record who own and have owned for at least six months at least five percent of the outstanding stock of any class may inspect and copy the corporation's books of account and its stock ledger, and request an account of the corporation's affairs with no statutory restriction upon the purpose of such inspection. Under Delaware law, on the other hand, any stockholder may, upon written demand stating the stockholder's purpose, inspect and copy for any proper purpose the corporation's stock ledger, list of stockholders, and its other books and records. A proper purpose is one reasonably related to such person's interest as a stockholder. Accordingly, for stockholders holding less than five percent of the outstanding stock of any class, the right of inspection of some recourse may be broader under Delaware law than under Maryland law. For some stockholders, however, the Maryland rights of inspection that are available may be less restrictive with respect to the purpose for which the right may be exercised, and the lack of access to stockholder records under Delaware law could result in the impairment of the stockholders' ability to coordinate opposition to management proposals, including proposals with respect to a change in control of the corporation.

         Limitation of Liability. Under Delaware law, directors' liability for monetary damages to the corporation or its stockholders cannot be limited by the charter for (1) breaches of their duty of loyalty to the Company and its stockholders; (2) acts or omissions not in good faith; (3) acts or omissions that involve intentional misconduct; (4) acts or omissions that involve knowing violations of law; (5) willful or negligent violations regarding the prohibition on the payment of unlawful dividends or unlawful stock purchases or redemptions or (6) transactions from which a director derives improper personal benefit. The liability of officers may not be limited under Delaware law. Under Maryland law, the charter of a corporation may include a provision expanding or limiting the liability of directors and officers to the corporation or to stockholders for money damages except where a director or officer (1) has received an improper benefit or profit in money, property or services or (2) has engaged in active and deliberate dishonesty that is material to a cause of action resulting in an adverse judgment against the officer or director. For more details, see "Possible Disadvantages of New Indemnification Provisions" under the heading "Changes in Company's Charter and Bylaws To Be Effected By Reincorporation".

         Voting Requirements for Mergers and Other Consolidations. Maryland law requires a vote of two-thirds of all stockholders entitled to vote to approve a merger, consolidation or sale of all or substantially all of the assets of a corporation, and the Company's charter provides for the effectiveness and validity of such an action if authorized by the affirmative vote of two-thirds of the total number of votes entitled to be cast thereon. Delaware law and the certificate of incorporation of the Delaware Corporation require the vote of a majority of the outstanding shares for all corporate actions requiring stockholder approval.

         Business Combinations with Interested Stockholder. Maryland law provides that, unless the Board of Directors has approved the acquisition of voting stock under which a person becomes an interested stockholder (generally, a stockholder acquiring 10% or more of the voting stock of a corporation), a Maryland corporation may not engage in certain business combinations with any interested stockholder for five years following the most recent date on which the interested stockholder became an interested stockholder. Moreover, Maryland law provides that business combinations with an "interested stockholder" after such five-year period must be recommended by the board of directors and approved by (1) at least 80% of the outstanding shares of the voting stock of the corporation and (2) at least two-thirds of the outstanding shares of voting stock (other than voting stock held by an interested stockholder or an affiliate thereof), unless certain value and other standards are met or an exemption is available. Although Delaware law contains a similar provision, the Delaware Corporation has elected not to be governed by the provision in its certificate of incorporation. For more details, see "Changes in the Company's Charter and Bylaws to be Effected by Reincorporation."

Accounting Treatment

         Because the Delaware Corporation is our newly formed, wholly-owned subsidiary, we expect that the merger will be accounted for using the pooling of interests method of accounting. The pooling of interests method of accounting assumes that the combining companies were merged from inception and the historical financial statements for the periods prior to the consummation of the merger are restated as though the companies had been combined from inception.

State Regulation Requirements

         Upon effectiveness of the merger, the State Department of Assessments and Taxation of Maryland must file a certificate of merger with each county in the state of Maryland naming the parties to the merger and identifying the location of the surviving corporation's principal executive offices. According to the Maryland law, the successor corporation to a merger is liable for all the debts and obligations of each nonsurviving entity. Consequently, the Delaware Corporation will become the successor to all of our assets and liabilities.

Recommendation of Board of Directors

         The Company is seeking the affirmative vote of the holders of a majority of all votes entitled to be cast by holders of the Company's common stock for approval of the reincorporation proposal. The Board of Directors believes the reincorporation proposal will be beneficial because of (1) the prominence, flexibility and predictability of established the Delaware law, (2) the assistance Delaware law will provide in attracting and retaining the most qualified persons as to serve as our officers and directors and (3) the increased flexibility and decreased cost associated with our no longer being governed by Maryland law. The directors and officers of the Company and AIC, which collectively hold approximately 3,135,107 shares of the Company's common stock, have indicated that they will vote in favor of the reincorporation proposal.

         THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL OF OUR REINCORPORATION IN THE STATE OF DELAWARE.

                            DESCRIPTION OF SECURITIES

         Set forth below is a summary of certain provisions of the capital stock to be issued by the Delaware Corporation. The following summary does not purport to be complete and is subject to and qualified in its entirety by reference to the certificate of incorporation and the bylaws of the Delaware Corporation.

         The Delaware Corporation will issue one series of the Delaware common stock. The Board of Directors of the Delaware Corporation shall have authority to issue up to 100 million shares of capital stock, of which 75 million may be designated Delaware common stock. As of March 25, 1999, 100 shares of Delaware common stock were issued and outstanding. If the reincorporation proposal is approved by the Company's stockholders, 10,364,029 shares of the Company's common stock will be converted into 10,364,029 shares of Delaware common stock. For more details relating to the Delaware common stock, see "Certain Differences Between the Corporation Laws of Maryland and Delaware" under the heading "Proposal 2: Approval of the Reincorporation of the Company in the State of Delaware."

         The Delaware Corporation may issue, from time to time, shares of one or more series or classes of preferred stock. Under the certificate of incorporation of the Delaware Corporation, the Delaware Corporation has the authority to issue up to 25 million shares of preferred stock. The Board of Directors of the Delaware Corporation may classify or reclassify any unissued shares of preferred stock by setting or changing in any one or more respects the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications or terms or conditions of redemption of such shares of preferred stock including, but not limited to, ownership restrictions consistent with the ownership limitations contained in the certificate of incorporation of the Delaware Corporation with respect to each class or subclass of capital stock. The Delaware Corporation has not yet issued a class of preferred capital stock.

                 DIRECTORS AND EXECUTIVE OFFICERS OF THE COMPANY

         Certain information with respect to our nominees for election as directors, our continuing directors and our executive officers, as of March 5, 1999, appears below and was furnished in part by each such person.

         Each of our executive officers serves for a term of one year and until his or her successor is elected and qualified or until his or her earlier resignation or removal by the Board of Directors. There are no family relationships among any of our directors and executive officers.


                      Age    First Elected                Position(s) Held with the Company
                      ---    -------------                ---------------------------------
Terry Considine        51   September 1996        Chairman of the Board of Directors (Class III) and Chief
                                                  Executive Officer
Thomas L. Rhodes       59   September 1996        Vice Chairman of the Board of Directors (Class I)

Bruce E. Moore         56   October 1998          Director (Class III), President and Chief Operating Officer

Raymond T. Baker       48   August 1993           Independent Director (Class I) and Member of the Audit and
                                                  Compensation Committees
Bruce D. Benson        60   September 1996        Director (Class II) and Member of the Compensation Committee
Thomas C. Fries        54   December 1996         Independent Director (Class I) and Member of the Audit and
                                                  Compensation Committees
Donald L. Kortz        58   August 1993           Independent Director (Class II) and Member of the Audit and
                                                  Compensation Committees
Robert J. Malone       54   August 1993           Independent Director (Class II) and Member of the Audit and
                                                  Compensation Committees
David M. Becker        39   December 1997         Chief Financial Officer, Secretary and Treasurer


         Terry Considine has been our Chairman of the Board of Directors and Chief Executive Officer since April 1998. From September 1996 to April 1998 Mr. Considine served as Co-Chairman of the Board of Directors and Co-Chief Executive Officer. He is the sole owner of Considine Investment Co. Since July 1994, Mr. Considine has also been the Chairman of the Board of Directors and Chief Executive Officer of Apartment Investment and Management Company ("AIMCO"), one of the largest apartment REITs in the United States. Mr. Considine currently serves as Chairman of the Board and Chief Executive Officer of AIC, a manufactured home community REIT and a principal stockholder of the Company. Mr. Considine has been and remains involved as a principal in a variety of real estate activities, including the acquisition, renovation, development and disposition of properties. Mr. Considine has also controlled entities engaged in other businesses, such as television broadcasting, gasoline distribution and environmental laboratories. Mr. Considine received a B.A. from Harvard College and a J.D. from Harvard Law School and was formerly admitted as a member of the Massachusetts Bar.

         Mr. Considine has had substantial real estate experience. From 1975 through July 1994, partnerships or other entities in which Mr. Considine had controlling interests invested in approximately 35 multifamily apartment properties and commercial real estate properties. Six of these real estate assets (four of which were multifamily apartment properties and two of which were office properties) did not generate sufficient cash flow to service their related indebtedness and were foreclosed upon by their lenders, causing pre-tax losses of approximately $11.9 million to investors and losses of approximately $2.7 million to Mr. Considine.

         Thomas L. Rhodes has been our Vice Chairman of the Board of Directors of the Company and AIC since April 1998. From September 1996 to April 1998, Mr. Rhodes served as Co-Chairman of the Board of Directors and Co-Chief Executive Officer of the Company and AIC. Mr. Rhodes has also been a Director of AIMCO since July 1994. Mr. Rhodes has served as the President and a Director of National Review magazine since 1992. From 1976 to 1992, he held various positions at Goldman, Sachs & Co. and was elected a General Partner in 1986. He currently serves as a Director of Delphi Financial Group, Inc. and its subsidiaries, Delphi International, Ltd., Oracle Reinsurance and The Lynde and Harry Bradley Foundation. Mr. Rhodes is Trustee of The Heritage Foundation.

         Bruce E. Moore was appointed our President and Chief Operating Officer in October 1998 and has been a Director since January 1999. Mr. Moore is the founder and was the Chief Executive Officer of Brandywine Financial Services Corporation and its affiliates ("Brandywine"), a private real estate firm specializing in various aspects of the real estate industry, including asset management, consulting, development, property management, brokerage and capital formation. He is a certified public accountant, holds a Masters in Accounting and a Bachelor of Science in Economics from the Wharton School of the University of Pennsylvania. Mr. Moore is a director and past president of the Media Youth Center, and a past advisory-board member for the Department of Recreation and Intercollegiate Athletics for the University of Pennsylvania. In addition, Moore is a member of the National Association of Real Estate Investment Trusts and the International Council of Shopping Centers.

         David M. Becker has functioned as our Chief Financial Officer, Treasurer and Secretary since December 1997 and was appointed to such position in April 1998. From September 1995 until joining the Company, he was both the Chief Financial Officer of Westfield Development Company, Inc. and Vice President-Finance of The Frederick Ross Co., related companies involved in commercial real estate development, brokerage and management. Prior to September 1995, he held various executive positions with CONCORD Services, Inc., a privately-held company involved in multiple businesses, including trading, manufacturing and finance. CONCORD Services, Inc. declared bankruptcy in February 1995. In addition, Mr. Becker was Chief Financial Officer and General Counsel of Ramtron International Corporation, a publicly-held semiconductor manufacturer, from October 1989 until July 1994. Mr. Becker is an attorney and certified public accountant. He received a B.A. from the University of Northern Iowa and a J.D. from the University of Denver.

         Raymond T. Baker has served as a Director of the Company, as a member of its compensation committee and as Chairman of its audit committee since the Company was organized in 1993. He served as a Director of AIC from December 1991 until August 1993. He has been a partner of Gold Crown Management Co., a Denver-based property management company, since 1974. Mr. Baker was a member of the Colorado Economic Development Commission Advisory Board, was a member and Chairman of the Colorado Economic Development Commission, is Chairman of the Metropolitan Football Stadium District, is a member and Chairman of the Denver Metropolitan Major League Baseball District and is a director of Alpine Bank.

         Bruce D. Benson has served as Director of the Company and AIC since October 1996 and previously served as a Director of AIC from February 1992 through November 1993. In February 1998, Mr. Benson became the Chairman of the Company's compensation committee. For the past 32 years, he has been President and owner of Benson Mineral Group, Inc., a domestic oil and gas production company located in Denver, Colorado. He is also Chairman, Chief Executive Officer and President of United States Exploration, Inc., an oil and gas exploration company listed on the American Stock Exchange. He serves on numerous Boards of Trustees and Boards of Directors, including Chairman, Denver Zoological Foundation; Past Chairman and Past President, Boy Scouts of America, Denver Area Council; Trustee and Past President of the Board of Trustees, Berkshire School, Sheffield, Massachusetts; Past Trustee, Smith College, Northampton, Massachusetts; Past Chairman, Colorado Commission on Higher Education; and past member, Board of Directors, University of Colorado Foundation; and Chairman of the Total Learning Environmental Capital Campaign of the University of Colorado. In 1994, he was the Republican nominee for the Governor of Colorado.

         Thomas C. Fries has served as a Director of the Company and a member of its audit and compensation committees since December 1996. Since 1986, Mr. Fries has been the President and Owner of CP Company, a regional distributor and lessor of refrigeration equipment located in Denver, Colorado. From 1980 to 1995, Mr. Fries served as President and Owner of Cummins Power, Inc., the Rocky Mountain area distributor for Cummins Engine Company, Inc. He has served as Board Chairman of Colorado Outward Bound School and Junior Achievement. He is a Board member of Mountain States Employers Council, Colorado Outward Bound School and the Denver Museum of Natural History, and he is a member of the American Alpine Club.

         Donald L. Kortz has served as a Director of the Company and a member of its audit and compensation committees since its organization in 1993. He served as a Director of AIC from June 1988 until August 1993. Mr. Kortz served as President and Chief Executive Officer of Fuller & Company, a Denver-based commercial real estate broker, from April 1987 until October 1995, when he was appointed President and Chief Executive Officer of Rose Community Foundation. Mr. Kortz returned to Fuller & Company as the Chairman of its Board of Directors in January 1999. Previously, Mr. Kortz served as Chairman of the Board of Trustees of the Rose Health Care Systems, the holding company of Rose Medical Center, Denver, Colorado and as a member of the Denver Board of Water Commissioners. Mr. Kortz also is a member of the Society of Fellows of the University of Denver and is a member of local, state and federal bar associations and realtors associations and is a member of Key Bank, N.A., District of Colorado, Advisory Board.

         Robert J. Malone has served as a Director of the Company and a member of the audit and compensation committees since the Company was organized in 1993. He served as a Director of AIC from February 1992 until August 1993. Mr. Malone is Chairman of US Bank (formerly Colorado National Bank, Denver, Colorado). From 1969 to 1993, Mr. Malone served in various capacities, including chief executive and senior executive capacities, with Central Banks/Bank Western, Western Capital Investment Corporation, First Interstate Bank of Denver, First Interstate Bank of Idaho and Bank of America, Los Angeles, California. He also serves on the boards of numerous civic and charitable organizations including Chairman of the Board of Directors of Colorado's Ocean Journey, past Trustee and member of the Executive Committee of the Denver Art Museum, Director of Colorado UpLIFT and Trustee and Chairman of the Nominating Committee of the Denver Zoological Foundation.

Meetings of the Board of Directors and its Committees

         The Board of Directors held 10 meetings in 1998. During 1998, no director attended fewer than 75% of the aggregate number of meetings of the Board of Directors and all committees thereof on which he served.

         The audit committee of the Board of Directors held one meeting in 1998. Messrs. Baker, Fries, Kortz and Malone are the current members of this committee. Among other things, the audit committee reviews and approves the scope of the annual audit undertaken by our independent certified public accountants and meets with them as necessary to review the progress and results of their work as well as their recommendations. The audit committee also reviews our internal audit procedures and reporting systems.

         During 1998, we did not have a nominating committee or any other committee performing a similar function. Procedures for nominating persons to the Board of Directors are contained in our bylaws.

         The compensation committee determines compensation for our executive officers, and reports their findings to the Board of Directors. Because our executive officers received no compensation this year in light of AIC's management of the Company's business, the compensation committee of the Board of Directors did not need to hold any meetings in 1998. Messrs. Baker, Benson, Fries, Kortz and Malone are the current members of the Compensation Committee.

Compliance With Section 16(a) of the Exchange Act

         Our executive officers and directors, and persons who own more than 10% of the Company's common stock, are required under the Securities Exchange Act of 1934 to file reports of ownership and changes in ownership of securities of the Company with the Securities and Exchange Commission and the American Stock Exchange, Inc. Copies of those reports also must be furnished to us. Based solely upon a review of the copies of reports furnished to us, we believe that for the year ended December 31, 1998, all filing requirements were timely met by our executive officers, directors and beneficial owners of more than ten percent of our stock except as follows: Messrs. Becker and Moore were each late in filing reports on Form 3 relating to ownership of equity interests.

Executive Compensation

         In the fiscal year ended December 31, 1998, none of Messrs. Considine, Rhodes, Moore or Becker received any compensation in his capacity as Chief Executive Officer, Vice Chairman, President and Chief Operating Officer, or Chief Financial Officer, Secretary and Treasurer.

         Through the end of fiscal 1998, Messrs. Considine, Rhodes, Moore or Becker had at any time been granted options to acquire shares of the Company's common stock. Messrs. Considine and Rhodes are each a stockholder of the Company and AIC. Messrs. Moore and Becker are each a stockholder of AIC but neither is a stockholder of the Company.

Director Compensation

         During 1998, each of our non-employee directors received 4,404 shares of the Company's common stock, plus $300 for each meeting of the Board of Directors or committee thereof attended. In addition, all directors are reimbursed for expenses related to attending Board of Directors and committee meetings.

         Under the existing 1998 Stock Incentive Plan, all of our non-employee directors received an automatic grant of options to acquire 7,500 shares of the Company's common stock with an exercise price equal to the closing price of the Company's common stock on the date of the 1998 annual stockholders meeting. Such options were immediately exercisable and have a term of ten years.

         Under the 1998 Stock Incentive Plan, all of our non-employee directors automatically receive annual grants of market-price options to acquire 7,500 shares of the Company's common stock on the date of each annual stockholders meeting. These options will be immediately exercisable upon grant and have a term of ten years.

Compensation Committee Interlocks and Insider Participation

         During 1998, Messrs. Considine and Rhodes each served as Co-Chief Executive Officer and Co-Chairman of the Board of the Company and AIC through April 1998. Thereafter, Mr. Considine served as Chairman of the Board and Chief Executive Officer of the Company and AIC and Mr. Rhodes served as Vice Chairman of the Board of the Company and AIC. Mr. Considine is Chairman of the Board and Chief Executive Officer of AIMCO and Mr. Rhodes serves on the compensation committee of AIMCO. Mr. Benson served as a director of the Company and AIC during 1998. Since October 1998, Mr. Moore has been President and Chief Operating Officer of both the Company and AIC. From February through October 1998, Mr. Moore was President and Chief Operating Officer of AIC but not the Company.

                                PERFORMANCE GRAPH

         The following graphs compare the change in the cumulative total return of the Company's common stock with (1) the cumulative total return of the Standard & Poor's 500 Stock Index, (2) a mortgage peer group and (3) a manufactured home community peer group. During 1998, our resources were temporarily invested in government securities until we decided what class of real estate assets to invest in. The mortgage peer group index with which we have compared our stock-price performance consists of BRT Realty Trust, Continental Mortgage and Equity Trust and PIMCO Commercial Securities, Inc., each a company in the business of investing in mortgages. In the third quarter of 1998, we began acquiring manufactured home communities. The companies comprising the manufactured home community peer group are Chateau Communities, Inc., Sun Communities, Inc. and Manufactured Home Communities, Inc., each a company in the manufactured home community business. We have included information for both the mortgage peer group and the manufactured home community peer group in light of our decision to change our line of business from mortgage-backed securities to manufactured home communities in September 1998.

         The following graph was prepared based on the following assumptions:
(a) an initial investment of $100 was invested at the close of business on December 31, 1993 in (1) common stock of the Company; (2) stock of the companies in the Standard & Poor's 500 Index and (3) stock of the mortgage peer group companies; and (b) all dividends received were deemed reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.


--------------------------------------------------------------------------------

                                 12/31/93    12/31/94    12/31/95    12/31/96    12/31/97    12/31/98
                                 --------    --------    --------    --------    --------    --------
 Company                           $100        $97         $110        $148        $172        $166
 Mortgage Peer group               $100        $102        $113        $154        $179        $180
 S&P 500                           $100        $102        $139        $171        $228        $294

         The following graph was prepared based on the following assumptions:
(a) an initial investment of $100 was invested at the close of business on September 30, 1998 (the approximate time we entered the manufactured home community business) in (1) common stock of the Company; (2) stock of the companies in the Standard & Poor's 500 Index and (3) stock of the manufactured home community peer group; and (b) all dividends received were deemed reinvested. The stock price performance shown on the graph is not necessarily indicative of future price performance.

--------------------------------------------------------------------------------

                                                      9/30/98 (1)      12/31/98
                                                      -----------      --------
Company                                                  $100            $145
Manufactured Home Community Peer group                   $100            $104
S&P 500                                                  $100            $121

(1) Manufactured home community peer group information is relevant only for a portion of 1998 because we did not enter the manufactured home community business until September 1998.

         These Performance Graphs shall not be incorporated into any future filings with the Securities and Exchange Commission.

                            THE MANAGEMENT AGREEMENT

         We entered into a management agreement (the "Management Agreement") with predecessors of Financial Asset Management LLC ("FAM") on August 20, 1993, under which FAM performed the services and activities described below, among others, relating to our assets and operations through November 1997. In September 1996, an investor group led by Messrs. Considine, Rhodes and Benson acquired FAM. In November 1997, the assets of FAM, including the Management Agreement, were acquired by an affiliate of AIC, which became the manager under the Management Agreement. Mr. Considine is the Chairman of the Board of Directors and Chief Executive Officer of both AIC and the Company (and a current nominee for director), Mr. Rhodes is the Vice Chairman of the Board of Directors of both AIC and the Company, and Mr. Benson is a director for both companies. The Management Agreement provided for an initial term of one year, subject to extension by agreement between us and AIC. The Management Agreement has been extended through December 31, 1999. The terms appearing below in quotes not defined herein are defined in the Management Agreement and have the meanings ascribed to them therein.

         AIC advises us on our business and oversees our day-to-day operations, subject to the supervision of the Board of Directors. AIC also is obligated to present to us asset acquisition opportunities consistent with our policies and objectives and to furnish our Board of Directors with information concerning the acquisition, holding and disposition of portfolio assets.

         The Management Agreement is approved annually by the Independent Directors. It may be terminated by either party with or without cause at any time upon 60 days' written notice. In addition, we have the right to terminate the Management Agreement upon the occurrence of certain specified events including, among other things, a breach by AIC of any material provision which breach remains uncured for 30 days or the bankruptcy of AIC. The Management Agreement also may be terminated at any time by a majority vote of the Independent Directors or holders of the Company's common stock (excluding shares held by AIC). AIC is entitled to certain termination payments in the event of an acquisition of the Company which results in the termination of the Management Agreement.

         AIC receives various fees for the advisory and other services performed in connection with the Management Agreement. AIC, at its expense, provides all personnel and certain overhead items necessary to conduct our regular business.

         We have agreed to indemnify AIC and its affiliates with respect to all expenses, losses, damages, liabilities, demands, charges or claims of any nature in respect of acts or omissions of AIC made in good faith and in accordance with the standards set forth in the Management Agreement.

         Under the Management Agreement, AIC may receive a base fee, an acquisition fee, an incentive fee, and an administrative fee. The base fee, payable quarterly, is 1% of our average real estate-related invested assets for such year.

         The acquisition fee equals 1% of the acquisition cost of each real estate asset which AIC assists us in acquiring. The purpose of the acquisition fee is to reimburse AIC for its employee costs related to the due diligence procedures it performs in connection with our acquisition of portfolio assets.

         The incentive fee is based on our profitability. AIC is entitled to the incentive fee only after our income (calculated in accordance with the Management Agreement) exceeds a return on our "Average Net Worth" equal to the Ten-Year U.S. Treasury Rate" plus 1%. For 1998, 20% of our REIT income in excess of this amount is paid to AIC as the incentive fee. For 1999, the incentive fee will be based on Funds From Operations less a capital replacement reserve of $50 per developed homesite instead of REIT income. The base fee and the incentive fee are subject to reduction in the event that our "Total Operating Expenses" exceeds certain amounts.

         AIC also may perform certain bond administration and other related services for us under the Management Agreement and receives an administrative fee for such services in relation to the complexity of the transaction and the services required.

         For 1998, the Company paid base fees of $87,000 and acquisition fees of $124,000. No incentive fees or administrative fees were paid during 1998.

                 SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
                                 AND MANAGEMENT

         The table below sets forth, as of March 5, 1999, the number of shares of the Company's common stock beneficially owned by (1) each person known by us to be a beneficial owner of more than 5% of the Company's common stock; (2) all directors, individually, and each executive officer that holds the Company's common stock, individually; and (3) all of our directors and executive officers as a group, which information was furnished in part by each such person.


                                              Amount and
                                         Nature of Beneficial     Percent of
  Name of Beneficial Owner (1)               Ownership(2)          Class (3)
  ----------------------------               ------------         ---------
Asset Investors Corporation                  2,761,126             26.6%
Terry Considine(4)                             134,059              1.3%
Thomas L. Rhodes(5)                             48,098              *
Bruce E. Moore                                       0              *
Raymond T. Baker(6)                             92,843              *
Bruce D. Benson(7)                             138,917              1.3%
Thomas C. Fries(8)                              88,641              *
Donald L. Kortz(6)                              90,141              *
Robert J. Malone(6)                             84,407              *
All directors and executive officers as
  a group (9 persons)                          677,106              6.3%


      -----------------------
* Denotes ownership of less than 1% of the outstanding shares of the Company's common stock.

(1) Unless otherwise indicated, the address for each stockholder is 3410 South Galena Street, Suite 210, Denver, Colorado 80231.
(2) Includes, where applicable, shares of the Company's common stock owned by such person's minor children and spouse and by other related individuals and entities. Unless otherwise indicated, such person has sole voting and investment power as to the shares listed.
(3) All shares of the Company's common stock which a person had the right to acquire within 60 days after the record date, were deemed to be outstanding for the purpose of computing the "Percent of Class" owned by such person but were not deemed to be outstanding for the purpose of computing the "Percent of Class" owned by any other person. On the record date, 10,364,029 shares of the Company's common stock were outstanding.
(4) Includes 77,571 shares of the Company's common stock held by Titahotwo Limited Partnership ("Titahotwo"), in which Mr. Considine serves as general partner, and 56,488 options exercisable within 60 days which are held by Titahotwo.
(5)   Includes 21,900 options exercisable within 60 days.
(6)   Includes 35,625 options exercisable within 60 days.
(7)   Includes 79,737 options exercisable within 60 days.
(8)   Includes 38,125 options exercisable within 60 days.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         The Company was formed in August 1993 as a wholly owned subsidiary of AIC. In October 1993, AIC distributed approximately 70% of the outstanding shares of the Company's common stock to the stockholders of AIC (the "Distribution"). At the time of the Distribution, our shares were approved for listing on the American Stock Exchange, Inc. and, thereafter, we commenced operations. As reflected in the table under "Security Ownership of Certain Beneficial Owners and Management," AIC currently owns approximately 27% of the Company's common stock. Messrs. Considine, Rhodes and Moore and our officers are directors and officers of AIC, respectively. In addition, Mr. Benson is a director of the Company and AIC. Our day-to-day operations are performed by AIC. See "The Management Agreement" above.

         In connection with our formation, AIC and the Company entered into a Contribution Agreement under which, among other things, AIC contributed approximately $75 million to our capital. Each party agreed to indemnify the other against certain liabilities and obligations.

         We have determined that AIC's ownership of the Company's common stock does not jeopardize our qualification as a REIT, and have exempted AIC from any restrictions on ownership of the Company's common stock which may be adopted by us, unless there is a change in law or regulation that causes AIC's ownership of the Company's common stock to jeopardize our status as a REIT. If such a change in law or regulation should occur, we may adopt such provisions as are necessary to maintain our status as a REIT, provided that such provisions, and the enforcement of such provisions, shall be in such a manner as to cause the least interference with AIC's ownership of our securities and shall provide for the payment to AIC of an amount at least equal to: (1) the closing price of the Company's common stock on the last business day prior to the redemption date on the principal national securities exchange on which the Company's common stock is listed or admitted to trading; or (2) if not so listed or admitted to trading, the closing bid price on such last business day as reported on the NASDAQ System, if quoted thereon; or (3) if not determinable as aforesaid, the net asset value of the Company's common stock redeemed, as determined in good faith by our Board of Directors for any such securities to be redeemed. Notwithstanding the foregoing, in no event may the redemption price of the Company's common stock be greater than the net asset value of the Company's common stock redeemed, as determined in good faith by the Board of Directors.

         Property management and accounting for our communities are performed by AIC Community Management Partnership ("AICCMP"), an affiliate of AIC. In addition, Mr. Moore, President and a director of both the Company and AIC, indirectly owns 17.5% of AICCMP. During 1998, we paid no fees to AICCMP; however, the ground lessee of the Company's communities paid $9,000 in fees to AICCMP. This amount is expected to increase in 1999 as we operate our properties and acquire more communities.

         Entities in which Mr. Moore has a 50% ownership interest provide real estate brokerage services for both new home sales and existing home resales and maintenance services in our communities. As such, these companies receive commissions from the home manufacturer or the home owner depending on the circumstances and fees from us for maintenance services provided. During 1998, we paid no fees to these entities for maintenance services provided; however, the ground lessee of our communities paid $2,000 in fees for maintenance services provided. In addition, homeowners located in the communities paid $8,000 in commissions to these companies. These amounts are expected to increase in 1999 as we operate our properties and acquire more communities.

         We have invested $8 million in three adjoining communities and land in Mesa, Arizona in the form of participating mortgages. These mortgages are secured by the above communities and land plus a mortgage on three additional communities in Arizona. AIC has $10.6 million of mortgages that are also secured by the additional communities and $10.0 million of AIC's mortgages are senior to our security interest.

         See also "Compensation Committee Interlocks and Insider Participation."

                     CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following is a summary of certain federal income tax consequences of the reincorporation. The discussion contained herein is based upon the Internal Revenue Code of 1986, as amended (the "Code"), regulations issued thereunder ("Treasury Regulations"), rulings and other administrative pronouncements issued by the IRS, and judicial decisions, all in effect as of the date of this proxy statement, and all of which are subject to change, possibly with retroactive effect. This summary is for general information only and does not purport to discuss all aspects of federal income taxation that may be important to a particular investor in light of its investment or tax circumstances, or to certain types of investors subject to special tax rules (including financial institutions, broker-dealers, insurance companies, and, except to the extent discussed below, tax-exempt organizations and foreign investors, as determined for United States federal income tax purposes). This summary assumes that investors hold the Company's common stock as "capital assets" (generally, property held for investment).

         EACH STOCKHOLDER SHOULD CONSULT ITS TAX ADVISOR REGARDING THE FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF ACQUIRING, HOLDING, EXCHANGING, OR OTHERWISE DISPOSING OF THE COMPANY'S COMMON STOCK, AND OF AIC'S ELECTION TO BE TREATED FOR FEDERAL INCOME TAX PURPOSES AS A REIT.

         The reincorporation proposal is intended to qualify as a reorganization within the meaning of Section 368(a) of the Code. Provided that the reincorporation of the Company does so qualify under the Code, no gain or loss will be recognized by holders of the Company's common stock upon the receipt of the Delaware Corporation's stock in the merger, and no gain or loss will be recognized by the Company or the Delaware Corporation upon consummation of the merger. In addition, each former holder of the Company's common stock will have the same basis in the Delaware Corporation's stock received by such holder under the merger as such holder had in the shares of the Company's common stock surrendered in the merger, and such holder's holding period with respect to such the Delaware Corporation's stock will include the period that the holder held the corresponding common stock of the Company surrendered in exchange therefor, provided such common stock of the Company was held by the holder as capital assets at the time of the merger.

                COMPANY'S RELATIONSHIP WITH INDEPENDENT AUDITORS

         Our Board of Directors appointed the firm of Ernst & Young LLP to audit the financial statements of the Company through December 31, 1998. A representative of Ernst & Young LLP is expected to be present at the annual meeting and available to respond to appropriate questions. Ernst & Young LLP has indicated that it will not make a statement, although an opportunity for a statement will be provided. Stockholders are not being requested to ratify this appointment.

                                  OTHER MATTERS

         We know of no matters to be brought before the annual meeting other than as set forth herein. However, if any such other matters properly are presented to the stockholders for action at the annual meeting and any adjournments or postponements thereof, it is the intention of the proxy holders named in the enclosed proxy to vote in their discretion on all matters on which the shares represented by such proxy are entitled to vote.

                STOCKHOLDER PROPOSALS TO BE INCLUDED IN THE 2000
                                 PROXY STATEMENT

         Stockholder proposals to be considered for inclusion in the proxy statement for the 2000 Annual Meeting of Stockholders must be received by us on or before November 9, 1999.

                             ADDITIONAL INFORMATION

         All documents subsequently filed by us prior to May 24, 1999 under
Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, as amended, shall be deemed incorporated by reference into this proxy statement.

                                          BY ORDER OF THE BOARD OF DIRECTORS,



                                          Terry Considine
                                          Chairman of the Board

March 30, 1999





                                                                         ANNEX A

                          AGREEMENT AND PLAN OF MERGER

         This AGREEMENT AND PLAN OF MERGER ("Merger Agreement"), dated as of March 12, 1999, is between Commercial Assets, Inc., a Maryland corporation (the "Company") and Commercial Assets, Inc., a Delaware corporation (the "Delaware Corporation"). The Company and the Delaware Corporation are hereafter sometimes collectively referred to as the "Constituent Corporations."

         WHEREAS, the Company is a corporation duly organized and existing under the laws of the State of Maryland;

         WHEREAS, the Delaware Corporation is a corporation duly organized and existing under the laws of the State of Delaware;

         WHEREAS, the respective Board of Directors of the Company and the Delaware Corporation have determined that it is advisable and in the best interests of each of such corporations that the Company merge with and into the Delaware Corporation upon the terms and subject to the conditions of this Merger Agreement for the purpose of effecting the reincorporation of the Company in the State of Delaware; and

         WHEREAS, the respective Boards of Directors of the Company and the Delaware Corporation have, by resolutions duly adopted, approved this Merger Agreement; the Company has adopted this Merger Agreement as the sole stockholder of the Delaware Corporation and the Board of Directors of the Company has directed that this Merger Agreement be submitted to a vote of the Company Common Stock shareholders.

         NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the Company and the Delaware Corporation hereby agree as follows:

         l. Merger. The Company shall be merged with and into the Delaware Corporation (the "Merger"), and the Delaware Corporation shall be the surviving corporation (hereafter sometimes referred to as the "Surviving Corporation"). The Merger shall become effective upon the time and date of filing with the Secretary of State of Delaware of a Certificate of Merger under Section 252 of the General Corporation Law of the State of Delaware (the "Effective Time").

         2.       Governing Documents.

                  (a) The Certificate of Incorporation of the Delaware Corporation, as in effect immediately prior to the Effective Time, shall be the Certificate of Incorporation of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

                  (b) The Bylaws of the Delaware Corporation, as in effect immediately prior to the Effective Time, shall be the Bylaws of the Surviving Corporation without change or amendment until thereafter amended in accordance with the provisions thereof and applicable laws.

         3. Succession. At the Effective Time, the separate corporate existence of the Company shall cease, and the Delaware Corporation shall possess all the rights, privileges, powers and franchises of a public and private nature and be subject to all the restrictions, disabilities and duties of the Company; and all the rights, privileges, powers and franchises of the Company, and all property, real, personal and mixed, and all debts due to the Company on whatever account, as well as share subscriptions and all other things in action or belonging to the Company, shall be vested in the Surviving Corporation; and all property, rights, privileges, powers and franchises, and all and every other interest shall thereafter be the property of the Surviving Corporation as if they were of the Company, and the title to any real estate vested by deed or otherwise in the Company, shall not revert or be in any way impaired by reason of the General Corporation Law of the State of Delaware; but all rights of creditors and all liens upon any property of the Company shall be preserved unimpaired, and all debts, liabilities and duties of the Company shall thence forth attach to the Surviving Corporation and may be enforced against it to the same extent as if such debts, liabilities and duties had been incurred or contracted by it. All corporate acts, plans, policies, agreements, arrangements, approvals and authorizations of the Company, its shareholders, Board of Directors and committees thereof, officers and agents which were valid and effective immediately prior to the Effective Time, shall be taken for all purposes as the acts, plans, policies, agreements, arrangements, approvals and authorizations of the Delaware Corporation and shall be as effective and binding thereon as the same were with respect to the Company. The employees and agents of the Company shall become the employees and agents of the Delaware Corporation and continue to be entitled to the same rights and benefits which they enjoyed as employees and agents of the Company. The officers and directors of the Company shall become the officers and directors of the Surviving Corporation until such time as successors are duly elected in accordance with the Bylaws of the Surviving Corporation and any applicable laws. The requirements of any plans or agreements of the Delaware Corporation involving the issuance or purchase by the Company of certain shares of its capital stock shall be satisfied by the issuance or purchase of a like number of shares of the Delaware Corporation stock.

         4. Further Assurances. From time to time, as and when required by the Delaware Corporation, or by its successors and assigns, there shall be executed and delivered on behalf of the Company such deeds and other instruments, and there shall be taken or caused to be taken by it all such further and other action, as shall be appropriate or necessary in order to vest, perfect or confirm, of record or otherwise, in the Delaware Corporation the title to and possession of all property, interests, assets, rights, privileges, immunities, powers, franchises and authority of the Company and otherwise to carry out the purposes of this Merger Agreement, and the officers of the Delaware Corporation are fully authorized in the name and on behalf of the Company or otherwise, to take any and all such action and to execute and deliver any and all such deeds and other instruments.

         5. Conversion of Stock. At the Effective Time, by virtue of the Merger and without any action on the part of the holder thereof,

                  (a) Each share of the Company Common Stock outstanding immediately prior to the Effective Time shall be changed and converted into and shall be one fully paid and nonassessable share of Delaware Common Stock, and

                  (b) The 100 shares of Delaware Common Stock presently issued and outstanding in the name of the Company shall be cancelled and retired and resume the status of authorized and unissued shares of Delaware Common Stock, and no shares of Delaware Common Stock or other securities of the Delaware Corporation shall be issued in respect thereof.

                  (c) Exchange of Certificates. The Company shall designate a bank or trust company to act as agent for the holders of Shares in connection with the Merger (the "Exchange Agent") to receive the funds to which holders of the Company Common Stock shall become entitled pursuant this Article 5. Such funds shall be invested by the Exchange Agent as directed by the Company or the Surviving Corporation.

                           (1) Exchange Procedures. As soon as reasonably
practicable after the Effective Time, the Exchange Agent shall mail to each holder of record of a Certificate or Certificates, whose shares of the Company Common Stock were converted into the right to receive Delaware Common Stock (1) a letter of transmittal (which shall specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent and shall be in such form and have such other provisions as the Company and the Delaware Corporation may reasonably specify) and (2) instructions for use in effecting the surrender of Certificates in exchange for Delaware Certificates. Upon surrender of a Certificate for cancellation to the Exchange Agent or to such other agent or agents as may be appointed by the Company, together with such letter of transmittal, duly executed, the holder of such Certificate shall be entitled to receive in exchange therefor the Delaware Certificate for each Share formerly represented by such Certificate, and the Certificate so surrendered shall forthwith be cancelled. If the Delaware Certificate is to be made to a person other than the person in whose name the surrendered Certificate is registered, it shall be a condition of exchange that the Certificate so surrendered shall be properly endorsed or shall be otherwise in proper form for transfer and that the person requesting such exchange shall have paid any transfer and other taxes required by reason of the exchange of the Certificate to a person other than the registered holder of the Certificate surrendered or shall have established to the satisfaction of the Surviving Corporation that such tax either has been paid or is not applicable. Until surrendered as contemplated by this section, each Certificate shall be deemed, at any time after the Effective Time, to represent only the right to receive a Delaware Certificate as contemplated by this section.

                           (2) Transfer Books; No Further Ownership Rights in
Shares. At the Effective Time, the stock transfer books of the Company shall be closed and thereafter there shall be no further registration of transfers of Shares on the records of the Company. From and after the Effective Time, the holders of Certificates which immediately prior to the Effective Time represented the Company Common Stock shall cease to have any rights with respect to such the Company Common Stock, except as otherwise provided for herein or by applicable law. If, after the Effective Time, Certificates are presented to the Surviving Corporation for any reason, they shall be cancelled and exchanged as provided in this Article II.

                           (3) Termination of Fund; No Liability. At any time
following six months after the Effective Time, the Surviving Corporation shall be entitled to require the Exchange Agent to deliver to it any Delaware Certificates which had been made available to the Exchange Agent and which have not been disbursed to holders of Certificates, and thereafter such holders shall be entitled to look to the Surviving Corporation (subject to abandoned property, escheat or other similar laws) only as general creditors thereof with respect to the Delaware Certificates payable upon due surrender of their Certificates, without any interest thereon. None of the Surviving Corporation, the Company or the Exchange Agent shall be liable to any holder of a Certificate for a Delaware Certificate delivered to a public official pursuant to any applicable abandoned property, escheat or similar laws. (4) Lost Certificates. In the event any Certificate shall have been lost, stolen or destroyed, upon the making and delivery of an affidavit of that fact by the person claiming such Certificate to have been lost, stolen or destroyed and, if required by the Company, the posting by such person of a bond in such reasonable amount as the Company may direct as indemnity against any claim that would be made against the Delaware Corporation, the Surviving Corporation or the Company with respect to such Certificate, the Exchange Agent shall issue, in exchange for such lost, stolen or destroyed Certificate, a Delaware Certificate deliverable in respect of such Certificate pursuant to this Article 5.

         6.       Conditions to Merger.

                  (1) The Merger shall have received the requisite approval of the holders of the Company Common Stock and the Delaware Common Stock.

                  (2) The holders of not more than 100,000 shares of the Company Common Stock shall have exercised the right of appraisal under Maryland law by delivering a notice of objection to the Company at or prior to the stockholders meeting held to approve this Agreement.

         7. Stock Certificates. At and after the Effective Time, all of the outstanding certificates which immediately prior to the Effective Time represented the Company Common Stock shall be deemed for all purposes to evidence ownership of, and to represent, Delaware Common Stock, into which the Company Common Stock formerly represented by such certificates have been converted as herein provided. The registered owner on the books and records of the Delaware Corporation or its transfer agents of any such outstanding stock certificate shall, until such certificate shall have been surrendered for transfer or otherwise accounted for to the Delaware Corporation or its transfer agents, have and be entitled to exercise any voting and other rights with respect to and to receive any dividends and other distributions upon the shares of Delaware Common Stock, evidenced by such outstanding certificate as above provided.

         8. Board of Directors and Officers. The members of the Board of Directors and the officers of the Surviving Corporation immediately after the Effective Time of the Merger shall be the persons who were the members of the Board of Directors and the officers, respectively, of the Company immediately prior to the Effective Time, and such persons shall serve in such offices, respectively, for the terms provided by law or in the Bylaws, or until their respective successors are elected and qualified.

         9. Options. Upon the Effective Time, each outstanding option ("Option") of the Company to purchase the Company Common Stock shall be converted into and become an option to purchase the same number of shares of Delaware Common Stock at the same exercise price, and upon the same terms and subject to the same conditions as set forth in each Option as in effect on the Effective Time. As of the Effective Time, the Delaware Corporation shall assume all of the obligations of the Company under the Warrants.

         10. Other Employee Benefit Plans. As of the Effective Time, the Delaware Corporation hereby assumes all obligations of the Company under any and all employee benefit plans in effect as of the Effective Time or with respect to which employee rights or accrued benefits are outstanding as of the Effective Time.

         11. Amendment. Subject to applicable law, this Merger Agreement may be amended, modified or supplemented by written agreement of the parties hereto at any time prior to the Effective Time with respect to any of the terms contained herein.

12. Abandonment. At any time prior to the Effective Time, this Merger Agreement may be terminated and the Merger may be abandoned by the Board of Directors of either the Company or the Delaware Corporation, or both, notwithstanding approval of this Merger Agreement by the stockholders of the Delaware Corporation or the shareholders of the Company or both, if circumstances arise which, in the opinion of the Board of Directors of the Company make the Merger inadvisable.

         13. Counterparts. In order to facilitate the filing and recording of this Merger Agreement the same may be executed in two or more counterparts, each of which shall be deemed to be an original and the same agreement.

                  IN WITNESS WHEREOF, the Company and the Delaware Corporation have caused this Merger Agreement to be signed by their respective duly authorized officers as of the date first above written.

                                  COMMERCIAL ASSETS, INC.
                                  A Maryland Corporation


                                  By:  /s/Terry Considine
                                       ------------------------------------
                                       Terry Considine
                                       Chairman and Chief Executive Officer


ATTEST:


By: /s/David M. Becker
    -----------------------------
      David M. Becker
      Secretary



                                  COMMERCIAL ASSETS, INC.
                                  A Maryland Corporation


                                  By:  /s/Terry Considine
                                       ------------------------------------
                                       Terry Considine
                                       Chairman and Chief Executive Officer


ATTEST:


By: /s/David M. Becker
    -----------------------------
      David M. Becker
      Secretary




                                                                         ANNEX B

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                             COMMERCIAL ASSETS, INC.


                  FIRST: Name. The name of the Corporation is Commercial Assets, Inc. (hereinafter the "Corporation").

                  SECOND: Address. The address of the registered office of the Corporation in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at that address is The Corporation Trust Company.

                  THIRD: Purpose. The purposes for which the Corporation is formed are to engage in any lawful act or activity (including, without limitation or obligation, engaging in business as a real estate investment trust under the Code (as defined)) for which corporations may be organized under the General Corporation Law of the State of Delaware as set forth in Title 8 of the Delaware Code (the "GCL"). For purposes of this Certificate, "REIT" means a real estate investment trust as defined in Section 856 of the Code.

                  FOURTH:  Stock.

                  4.1 The total number of shares of stock which the Corporation shall have authority to issue is 100,000,000 shares of capital stock, consisting of 75,000,000 shares of Common Stock, each having a par value of $.01 and 25,000,000 shares of Preferred Stock, par value $.01 per share.

                  4.2 Shares of Preferred Stock may be issued from time to time in one or more classes or series as may be determined form time to time by the Board of Directors of the corporation, each such class or series to be distinctly designated. Except in respect of the particulars fixed by the Board of Directors for classes or series provided for by the Board of Directors as permitted hereby, all shares of Preferred Stock shall be of equal rank and shall be identical. All shares of any one series of Preferred Stock so designated by the Board of Directors shall be alike in every particular, except that shares of any one series issued at different times may differ as to the fates from which dividends thereon shall be cumulative. The voting rights, if any, of each such class or series and the preferences and relative, participating, optional and other special rights of each such class or series and the qualifications, limitations and restrictions thereof, if any, may differ from those of any and all other classes or series at any time outstanding; and the Board of Directors of the Corporation is hereby expressly granted authority to fix, by resolutions duly adopted prior to the issuance of any shares of a particular class or series of Preferred Stock so designations, preferences and relative, participating, optional and other special rights and the qualifications, limitations and restrictions of such class or series, including but without limiting the generality of the foregoing, the following:

                  (A) The distinctive designation of, and the number of shares of Preferred Stock which shall constitute, such class or series, and such number may be increased (except where otherwise provided by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from to time by like action of the Board of Directors;

                  (B) The rate and time at which, and the terms and conditions upon which, dividends, if any, on Preferred Stock of such class or series shall be paid, the extent of the preferences or relation, if any, of such dividends to the dividends payable on any other class or classes, or series of the same or other classes of stock and whether such dividends shall be cumulative or non-cumulative;

                  (C) The right, if any, of the holders of Preferred Stock of such class or series to convert the same into, or exchange the same for, shares of any other class or classes or of any series of the same or any other class or classes of stock and the terms and conditions of such conversion or exchange;

                  (D) Whether or not Preferred Stock of such class or series shall be subject to redemption, and the redemption price or prices and the time or times at which, and the terms and conditions upon which, Preferred Stock of such class or series may be redeemed;

                  (E) The rights, if any, of the holders of Preferred Stock of such class or series upon the voluntary or involuntary liquidation of the Corporation;

                  (F) The terms of the sinking fund or redemption or purchase account, if any, to be provided for the Preferred Stock or such class or services; and

                  (G) The voting powers, if any, of the holders of such class or series of Preferred Stock.

                  4.3 Except as otherwise provided in the charter of the Corporation, the board of the Corporation, the Board of Directors shall have authority to authorize the issuance, from time to time without any vote of other action by the stockholders, of any or all shares of stock of the Corporation of any class or series at any time authorized, and any securities convertible into or exchangeable for any such shares, and any options, rights and warrants to purchase or acquire any such shares, in each case to such persons and on such terms (including as a dividend or distribution on or with respect to, or in connection with a split or combination of, the outstanding shares of stock of the same or any other class) as the Board of Directors from time to time in its discretion lawfully may be determine; provided, however, that the consideration for the issuance of shares of the Corporation having par value (unless issued as such a dividend or distribution or in connection with such a split of combination) shall not be less than such par value. Shares so issued shall be fully paid stock, and the holders of such stock shall not be liable for any further call or assessments thereon. No holder of stock of any class shall have the preemptive right to subscribe to or purchase any additional shares of any class, or any bonds, notes, debentures or other obligations convertible into stock; provided, however, that the Board of Directors may, in authorizing the issuance of stock or any class, confer any preemptive right that the Board of Directors may deem advisable in connection with such issuance.

                  4.4 Except as may otherwise be provided in the charter of the Corporation, each holder of the Common Stock shall be entitled to one vote for each share of Common Stock held by him.

                  4.5 All persons who shall acquire stock in the Corporation shall acquire the same subject to the provisions of the charter and By-Laws of the Corporation.

                  4.6 The Board of Directors may classify or reclassify any unissued stock, whether now or hereafter authorized, by setting or changing the preferences, conversion or other rights, voting powers, dividends, qualifications or terms or conditions of redemption of such stock.

                  FIFTH: Incorporator. The name and mailing address of the Sole Incorporator is as follows:

                           Name                      Address
                           ----                      -------
                      Mary E. Keogh               P.O. Box 636
                                             Wilmington, DE  19899

                  SIXTH: Board of Directors and Management of Corporation. The following provisions are inserted for the management of the business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

                  6.1 The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors.

                  6.2 The directors shall have concurrent power with the stockholders to make, alter, amend, change, add to or repeal the Bylaws of the Corporation.

                  6.3 The number of directors of the Corporation shall be as from time to time fixed by, or in the manner provided in, the Bylaws of the Corporation. The directors shall be divided into three classes, designated Class I, Class II and Class III. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors. The names and classes of the initial directors are:

                           Terry Considine           Class III
                           Thomas L. Rhodes          Class I
                           Bruce E. Moore            Class III
                           Raymond T. Baker          Class I
                           Bruce D. Benson           Class II
                           Thomas C. Fries           Class I
                           Donald L. Kortz           Class II
                           Robert J. Malone          Class II

Class I directors shall be elected to serve until the first Annual Meeting of Stockholders, Class II directors to serve until one year thereafter and Class III directors to serve until two years thereafter. At each succeeding annual meeting of stockholders, successor to the class of directors whose term expires at that annual meeting shall be elected for a three-year term. If the number of directors is changed in accordance with the terms of the charter of the Corporation, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, and any additional director of any class elected to fill a vacancy resulting from an increase in such class shall hold office for a term that shall coincide with the remaining term of that class, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify, subject, however, to the director's prior death, resignation, disqualification or removal from office. A director may be removed for cause only, and not without cause, and only action of the stockholders taken by holders of at least 75% of all shares of stock then entitled to vote for the election of directors. Any vacancy on the Board of Directors that results from a newly created directorship may be filled by the affirmative vote of a majority of the Board of Directors then in office, and any other vacancy occurring on the Board of Directors may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. Any vacancy on the Board of Directors that results from the removal of a director also may be filled by the stockholders by the affirmative vote of holders of a majority of all shares of stock then entitled to vote for the election of directors. Any director elected to fill a vacancy not resulting from an increase in the number of directors shall have the same remaining term as that of his predecessor.

                  Notwithstanding the foregoing, whenever the holders of any one or more classes or series of Preferred Stock issued by the Corporation shall have the right, voting separately by class or series, to elect directors at an annual or special meeting of stockholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of the charter of the Corporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to Section 6.3 of this Article SIXTH unless expressly provided by such terms. Election of directors need not be written ballot unless the Bylaws so provide.

                  6.4 To the fullest extent permitted by Delaware law, no director shall be personally liable to the Corporation or any of its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 174 of the Delaware General Corporation Law or (iv) for any transaction from which the director derived an improper personal benefit. Any repeal or modification of this Article SIXTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification with respect to acts or omissions occurring prior to such repeal or modification.

                  6.5 In addition to the powers and authority hereinbefore or by statute expressly conferred upon them, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation, subject, nevertheless, to the provisions of the GCL, this Certificate of Incorporation, and any Bylaws adopted by the stockholders; provided, however, that no Bylaws hereafter adopted by the stockholders shall invalidate any prior act of the directors which would have been valid if such Bylaws had not been adopted.

                  6.6 The Corporation shall seek to elect and maintain status as a REIT under Sections 856-860 of the Code. The Board of Directors shall use its reasonable best efforts to cause the Corporation to satisfy the requirements for qualification as a REIT under the Code, including, but not limited to, the ownership of its outstanding stock, the nature of its assets, the sources of its income, and the amount and timing of its distributions to its stockholders; however, if the Board of Directors determines that it is no longer in the best interests of the Corporation to continue to be qualified as a REIT, the Board of Directors may revoke or otherwise terminate the Corporation's REIT election pursuant to Section 856(g) of the Code. The Board of Directors also may determine that compliance with any restriction or limitation on stock ownership and transfers set forth in Article SEVENTH is no longer required for REIT qualification.

                  SEVENTH:  Restriction on Transfer and Ownership of Shares

                  7.1 Whenever it is deemed by the Board of Directors to be prudent in protecting the tax status of the Corporation, the Board of Directors may require to be filed with the Corporation a statement or affidavit from each proposed transferee of shares of the Corporation setting forth the number of shares already owned by the transferee and any related person(s) specified in the form prescribed by the Board of Directors for that purpose. All contracts for the sale or other transfer of shares of the Corporation shall be subject to this provision.

                  7.2 Prior to any transfer or transaction which would cause the stockholder to own, directly or indirectly, shares in excess of the "Limit" as defined in Section 7.4 of this Article SEVENTH, and in any event upon demand of the Board of Directors, each stockholder shall file with the Corporation an affidavit setting forth the number of shares of the Corporation (A) owned directly and (B) owned indirectly by a person if that person would be the beneficial owner of such shares for purposes of Rule 13d-3, or any successor rule thereto, promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and/or would be considered to own such shares by reason of the attribution rules in Section 544 of the Internal Revenue Code of 1954, as amended (the "Code"), by the person filing the affidavit. The affidavit to be filed with the Corporation shall set forth all information required to be reported in returns filed by stockholders under Regulation 1.857-9 issued by the Internal Revenue Service, or similar provisions of any successor regulation, and in reports to be filed under Section 13(d) of the Securities Exchange Act of 1934. The affidavit, or an amendment thereto, must be filed with the Corporation within 10 days after demand therefor and at least 15 days prior to any transfer or transaction which, if consummated, would cause the filing person to hold shares in excess of the "Limit," as defined in Section 7.4 of this Article SEVENTH. The Board of Directors shall have the right, but shall not be required, to refuse to transfer any shares purportedly transferred other than in compliance with the notice provisions of this Article SEVENTH.

                  7.3 Any acquisition of shares of the Corporation that would result in the disqualification of the Corporation as a real estate investment trust under the Code shall be void ab initio to the fullest extent permitted under applicable law and the intended transferee of such shares shall be deemed never to have had an interest therein. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then the transferee of such shares shall be deemed, at the option of the Corporation, to have acted as agent on behalf of the Corporation in acquiring such shares and to hold such shares on behalf of the Corporation.

                  7.4 Notwithstanding any other provision hereof to the contrary, and subject to the provisions of Section 7.5 of this Article SEVENTH, no person, or persons acting as a group, shall at any time directly or indirectly acquire ownership in the aggregate of more than 9.8% of the outstanding shares of the aggregate of more than 9.8% of the outstanding shares of the Corporation (the "Limit"). Shares which would but for this Section 7.4, be owned by a person or a group of persons in excess of the Limit at any time shall be deemed "Excess Shares." For the purposes of determining and dealing with Excess Shares, the term "ownership" shall be defined to include shares constructively owned by a person under Section 544 of the Code and shall also include shares beneficially owned by a person for purposes of Rule 13d-3 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934, and the term "group" shall have the same meaning as the term has for purposes of Section 13(d) (3) of such Act. All shares of the Corporation which any person has the right to acquire upon exercise of outstanding rights, options and warrants, and upon conversion of any securities convertible into shares, if any shall be considered outstanding for purposes of the Limit if such inclusion will cause such person to own more than the Limit. The Board of Directors shall have the right, but shall not be required, to refuse to transfer shares if, as a result of the transfer, any person would hold Excess Shares.

                  7.5 The Limit set forth in Section 7.4 of this Article SEVENTH shall not apply to the acquisition of shares of the Corporation by an underwriter in a public offering of shares of the Corporation, or in any transaction involving the issuance of shares by the Corporation, in which the Board of Directors determines that the underwriter or other person or party initially acquiring such shares will timely distribute such shares to or among other such that, following such distribution none of such shares will be Excess Shares. The Board of Directors in its discretion may exempt from the Limit and from the filing requirements of Section 7.2 of this Article SEVENTH ownership or transfers of certain designated shares while owned by or transferred to a person who has provided the Board of Directors with evidence and assurances acceptable to the Board of Directors that the qualification of the Corporation as a real estate investment trust under the Code would not be jeopardized thereby.

                  7.6 All Excess Shares may be redeemed by the Corporation, in the discretion of the Board of Directors, by mailing a written notice of redemption to the holder of the Excess Shares not less than one week prior to the redemption date as determined by the Board of Directors and included in the notice. The price to be paid for Excess Shares shall be equal to (A) the closing price of the shares on the last business day prior to the redemption date on the principal national securities exchange on which such shares are listed or admitted to trading or (B) if such shares are not so listed or admitted to trading, the closing bid price on such last business day as reported on the NASDAQ System, if quoted thereon, or (C) if not determinable as aforesaid, the net asset value of the shares redeemed, as determined in good faith by the Board of Directors. Notwithstanding the foregoing sentence, in no event may the redemption price be greater than the net asset value of the shares redeemed, as determined in good faith by the Board of Directors. The price paid for any shares redeemed shall be paid on the redemption date fixed by the Board and included in the notice to the shareholder. From and after the date fixed for redemption, the holder of any shares so called for redemption shall cease to be entitled to any distributions and other benefits with respect to such shares, except only the right to payment of the redemption price fixed as aforesaid.

                  7.7 Nothing contained in this Article SEVENTH or in any other provision hereof shall limit the authority of the Board of Directors to take such other action as it deems necessary or advisable to protect the Corporation and the interests of its stockholders by preservation of the Corporation's status as a qualified real estate investment trust under the Code.

                  7.8 For purposes of this Article SEVENTH only, the term "person" shall include individuals, corporation, limited partnerships, general partnerships, joint stock companies or associations, joint ventures, associations, consortia, companies, trusts, banks, trust companies, land trusts, common law trusts, business trusts, or other entities and governments and agencies and political subdivisions thereof.

                  7.9 If any provisions of this Article SEVENTH or any application of any such provisions is determined to be invalid by any federal or state court having jurisdiction over the issues, the validity of the remaining provisions shall not be affected and other applications of such provision shall be affected only to the extent necessary to comply with the determination of such court.

                  7.10 The Board of Directors shall have the right, but shall not be required, to refuse to transfer any shares of the Corporation to any person if the ownership of shares by such person would result in the imposition of a tax on the Corporation or other holder (nominee or otherwise) of shares of the Corporation (a "Disqualified Organization"). Any shares of the Corporation owned by a Disqualified Organization may, in the discretion of the Board, be redeemed by the Corporation at the redemption price and in the same manner as Excess Shares may be redeemed pursuant to Section 7.6 of this Article SEVENTH. If the foregoing provision is determined to be void or invalid by virtue of any legal decision, statute, rule or regulation, then any Disqualified Organization holding shares of the Corporation shall be deemed, at the option of the Corporation, to have acted as an agent of the Corporation in acquiring such shares and to hold such shares on behalf of the Corporation. The Board of Directors may adopt such procedures regarding the transfer and redemption of shares as it seems necessary to implement this Section 7.10.

                  EIGHTH: Meetings. Meetings of stockholders may be held within or without the State of Delaware, as the Bylaws may provide. The books of the Corporation may be kept (subject to any provision contained in the GCL) outside the State of Delaware at such place or places as may be designated from time to time by the Board of Directors or in the Bylaws of the Corporation.

                  NINTH: Amendment. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, in the manner now or hereafter prescribed by statute, and all rights conferred upon stockholders herein are granted subject to this reservation.

                  TENTH: Business Combination. The Corporation elects not to be governed by Section 203 of the GCL relating to business combinations with interested stockholders.

                  ELEVENTH: Stockholder Action by Unanimous Written Consent. The Corporation elects, pursuant to Section 228 of the GCL, to permit stockholder action in lieu of a meeting upon the unanimous written consent of all stockholders entitled to take such action at a meeting.

                  I, THE UNDERSIGNED, being the Sole Incorporator hereinbefore named, for the purpose of forming a corporation pursuant to the GCL, do make this Certificate, hereby declaring and certifying that this is my act and deed and the facts herein stated are true, and accordingly have hereunto set my hand this ____ day of May, 1999.

                                        --------------------------------
                                        Mary Keogh
                                        Sole Incorporator




                                                                         ANNEX C

                                     BY-LAWS

                                       OF

                             Commercial Assets, Inc.

                     (hereinafter called the "Corporation")

                                    ARTICLE I

                                     OFFICES

                  Section 1. Registered Office. The registered office of the Corporation shall be in the City of Wilmington, County of New Castle, State of Delaware.

                  Section 2. Other Offices. The Corporation may also have offices at such other places both within and without the State of Delaware as the Board of Directors may from time to time determine.

                                   ARTICLE II
                            MEETINGS OF STOCKHOLDERS

                  Section 1. Place of Meetings. Meetings of the stockholders for the election of directors or for any other purpose shall be held at such time and place, either within or without the State of Delaware as shall be designated from time to time by the Board of Directors.

                  Section 2. Annual Meetings. The Annual Meetings of Stockholders for the election of directors shall be held on such date and at such time, during the 31 day period form June 25 to July 25, as shall be designated from time to time by the Board of Directors. Any other proper business may be transacted at the Annual Meeting of Stockholders.

                  Section 3. Special Meetings. Unless otherwise required by law or by the certificate of incorporation of the Corporation, as amended and restated from time to time (the "Certificate of Incorporation"), special meetings of stockholders, for any purpose or purposes, may be called by (i) a majority of the board of directors, (ii) a majority of the Independent Directors, (iii) the chairman of the board, (iv) the president, (v) a vice president, (vi) the secretary or (vii) an assistant secretary. Special meetings of stockholders shall be called by the secretary upon the written request of the holders of shares entitled to not less than twenty-five percent of all the votes entitled to be cast at such meeting by notice mailed within ten days after the receipt of such request. Such request shall state the purpose or purposes of such meeting and the matters proposed to be acted on thereat. The secretary shall inform such stockholders of the reasonably estimated cost of preparing and mailing such notice of the meeting, and upon payment by such stockholders to the corporation of such costs the secretary shall give notice stating the purpose or purposes of the meeting. No special meeting need be called upon the request of the holders of shares entitled to cast less than a majority of all votes entitled to be cast at such meeting, to consider any matter which is substantially the same as a matter voted upon at any special meeting of the stockholders held during the preceding twelve months. At a Special Meeting of Stockholders, only such business shall be conducted as shall be specified in the notice of meeting (or any supplement thereto).

                  Section 4. Notice. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise required by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. In the case of a special meeting of stockholders convened at the request of stockholders, as provided for in Section 2.03 above, the notice herein provided for shall be given by the secretary, in the manner herein provided, within ten days after receipt of such request of stockholders. Such a special meeting shall be held not less than twenty nor more than sixty days after receipt of said request of stockholders.
                  Section 5. Adjournments. Any meeting of the stockholders may be adjourned from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting, the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

                  Section 6. Quorum. Unless otherwise required by law or the Certificate of Incorporation, the holders of a majority of the capital stock issued and outstanding and entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business. A quorum, once established, shall not be broken by the withdrawal of enough votes to leave less than a quorum. If, however, such quorum shall not be present or represented at any meeting of the stockholders, the stockholders entitled to vote thereat, present in person or represented by proxy, shall have power to adjourn the meeting from time to time, in the manner provided in Section 5, until a quorum shall be present or represented.

                  Section 7. Voting. Unless otherwise required by law, the Certificate of Incorporation or these By-laws, any question brought before any meeting of stockholders, other than the election of directors, shall be decided by the vote of the holders of a majority of the total number of votes of the capital stock represented and entitled to vote thereat, voting as a single class. Unless otherwise provided in the Certificate of Incorporation, and subject to Section 5 of Article V hereof, each stockholder represented at a meeting of stockholders shall be entitled to cast one vote for each share of the capital stock entitled to vote thereat held by such stockholder. Such votes may be cast in person or by proxy but no proxy shall be voted on or after three years from its date, unless such proxy provides for a longer period. The Board of Directors, in its discretion, or the officer of the Corporation presiding at a meeting of stockholders, in such officer's discretion, may require that any votes cast at such meeting shall be cast by written ballot.

                  Section 8. Nature of Business at Meetings of Stockholders. No business may be transacted at an annual meeting of stockholders, other than business that is either (a) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors (or any duly authorized committee thereof), (b) otherwise properly brought before the annual meeting by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (c) otherwise properly brought before the annual meeting by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 8 and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) who complies with the notice procedures set forth in this Section 8.

                  In addition to any other applicable requirements, for business to be properly brought before an annual meeting by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.
                  To be in proper written form, a stockholder's notice to the Secretary must set forth as to each matter such stockholder proposes to bring before the annual meeting (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting, (ii) the name and record address of such stockholder,
(iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iv) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder and any material interest of such stockholder in such business and (v) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting.

                  No business shall be conducted at the annual meeting of stockholders except business brought before the annual meeting in accordance with the procedures set forth in this Section 8; provided, however, that, once business has been properly brought before the annual meeting in accordance with such procedures, nothing in this Section 8 shall be deemed to preclude discussion by any stockholder of any such business. If the Chairman of an annual meeting determines that business was not properly brought before the annual meeting in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the business was not properly brought before the meeting and such business shall not be transacted.

                  Section 9. Nomination of Directors. Only persons who are nominated in accordance with the following procedures shall be eligible for election as directors of the Company, except as may be otherwise provided in the Certificate of Incorporation with respect to the right of holders of preferred stock of the Corporation to nominate and elect a specified number of directors in certain circumstances. Nominations of persons for election to the Board of Directors may be made at any annual meeting of stockholders, or at any special meeting of stockholders called for the purpose of electing directors, (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder of the Company (i) who is a stockholder of record on the date of the giving of the notice provided for in this Section 9 and on the record date for the determination of stockholders entitled to vote at such meeting and (ii) who complies with the notice procedures set forth in this
Section 9.

                  In addition to any other applicable requirements, for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to the Secretary of the Company.

                  To be timely, a stockholder's notice to the Secretary must be delivered to or mailed and received at the principal executive offices of the Company (a) in the case of an annual meeting, not less than sixty (60) days nor more than ninety (90) days prior to the anniversary date of the immediately preceding annual meeting of stockholders; provided, however, that in the event that the annual meeting is called for a date that is not within thirty (30) days before or after such anniversary date, notice by the stockholder in order to be timely must be so received not later than the close of business on the tenth
(10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs; and (b) in the case of a special meeting of stockholders called for the purpose of electing directors, not later than the close of business on the tenth (10th) day following the day on which notice of the date of the special meeting was mailed or public disclosure of the date of the special meeting was made, whichever first occurs.

                  To be in proper written form, a stockholder's notice to the Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice (i) the name and record address of such stockholder, (ii) the class or series and number of shares of capital stock of the Company which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.

                  No person shall be eligible for election as a director of the Company unless nominated in accordance with the procedures set forth in this
Section 9. If the Chairman of the meeting determines that a nomination was not made in accordance with the foregoing procedures, the Chairman shall declare to the meeting that the nomination was defective and such defective nomination shall be disregarded.

                  Section 10. Action by Unanimous Written Consent. Any action required or permitted to be taken by the stockholders of the Corporation at a duly called annual or special meeting of stockholders of the Corporation may be taken by unanimous written consent.

                  Section 11. List of Stockholders Entitled to Vote. The officer of the Corporation who has charge of the stock ledger of the Corporation shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder of the Corporation who is present.

                  Section 12. Stock Ledger. The stock ledger of the Corporation shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list required by Section 12 of this Article II or the books of the Corporation, or to vote in person or by proxy at any meeting of stockholders.

                  Section 13. Conduct of Meetings. The Board of Directors of the Corporation may adopt by resolution such rules and regulations for the conduct of the meeting of the stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of any meeting of the stockholders shall have the right and authority to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) the determination of when the polls shall open and close for any given matter to be voted on at the meeting; (iii) rules and procedures for maintaining order at the meeting and the safety of those present; (iv) limitations on attendance at or participation in the meeting to stockholders of record of the corporation, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (v) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (vi) limitations on the time allotted to questions or comments by participants.

                                   ARTICLE III
                                    DIRECTORS

                  Section 1. Number, Term and Election of Directors. During all periods in which the Corporation seeks to be qualified to be taxed as a real estate investment trust ("REIT") under the Internal Revenue Code of 1986 (as amended), the Board of Directors shall include Independent Directors (as defined below). The number of Independent Directors shall not be: (i) less than four if the number of Directors is eight or greater; (ii) less than three if number of Directors is six or seven; and (iii) less than two if the number of Directors is less than six.
                  At such time as the Corporation seeks to qualify as a real estate investment trust (a "REIT"), a majority of the Board of Directors shall be Independent Directors. For purposes of these By-Laws, "Independent Director" shall mean a director of the Corporation who is not affiliated, directly or indirectly, with the person or entity responsible for directing or performing the day-to-day business affairs of the corporation (the "Advisor"), including a person or entity to which the Advisor subcontracts substantially all of the functions of the Advisor, whether by ownership of, ownership interest in, employment by, any material business or professional relationship with, or by serving as an officer or director of, the Advisor or an affiliated business entity of the Advisor. Independent Directors shall also mean those who perform no other services for the Corporation, except as director(s). An indirect relationship shall include circumstances in which a member of the immediate family of a director (such person's spouse, parents, children, siblings, mothers and fathers-in-law, sons and daughters-in-law, brothers and sisters-in-law) has one of the foregoing relationships with the Advisor or the Corporation. For purposes of these By-Laws, "Sponsor" shall mean any person directly or indirectly instrumental in organizing, wholly or in part, the Corporation, the Advisor or any person who will manage or participate in the management of the Corporation, and any affiliate of any such person, but does not include a person whose only relationship with the Corporation is as that of an independent property manager, whose only compensation is as such. "Sponsor" also does not include wholly independent third parties such as attorneys, accountants and underwriters whose only compensation is for professional services. Notwithstanding the foregoing, if a majority of the existing Independent Directors of the Company deem a director to be independent, such person shall be an Independent Director.

                  The board of directors shall be divided into three classes, each class to consist of not less than one nor more than five directors. All classes shall be as nearly equal in number as possible.

                  Until the first annual meeting of stockholders or until successors are duly elected and qualify, the board shall consist of the persons named as such in the corporation's charter whose initial terms shall be for the periods specified therein. After the initial term of each initial director, each director shall serve for a term of three years. If the number of directors is increased by the board of directors and the board of directors elects additional directors to fill the vacancies resulting from the increase, the board shall specify the class into which such directors are being elected. Directors need not be stockholders in the corporation.

                  Section 2. Vacancies. Unless otherwise required by law or the Certificate of Incorporation, vacancies arising for any cause other than by reason of an increase in the number of directors may be filled only by a majority of the directors then in office, though less than a quorum; provided, however, that if, in the circumstances described in Section 1 a majority of the board of directors shall be Independent Directors, then Independent Directors shall nominate replacements for vacancies among the Independent Directors. Any vacancy occurring by reason of an increase in the number of directors may be filled by action of a majority of the entire board of directors then in office. If the stockholders of any class or series are entitled separately to elect one or more directors, a majority of the remaining directors elected by that class or series may fill any vacancy among the number of directors elected by that class or series. The directors so chosen shall hold office until the next annual election and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

                  Section 3. Duties and Powers. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors which may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these By-Laws required to be exercised or done by the stockholders.

                  The board of directors shall be responsible for establishing the investment policies of the corporation and shall have a fiduciary duty towards the stockholders of the corporation with respect thereto, and such investment policies shall be reviewed, ratified or amended, from time to time but at least annually, by action by the majority of the directors, including a majority of the Independent Directors. In addition, action by the majority of the directors, including a majority of the Independent Directors, is required to establish or approve modifications to the policies of the corporation with respect to: the content, frequency and stockholder review of annual reports; changes to the contract with the corporation's Advisor; and compensation of the Advisor.

                  Section 4. Meetings. The Board of Directors may hold meetings, both regular and special, either within or without the State of Delaware. The first meeting of each newly elected board of directors shall be held as soon as practicable after the annual meeting of the stockholders at which the directors were elected. The meeting may be held at such time and place as shall be specified in a notice given as hereinafter provided for special meetings of the board of directors, or as shall be specified in a written waiver signed by all of the directors as provided in Article III, except that no notice shall be necessary if such meeting is held immediately after the adjournment, and at the site, of the annual meeting of stockholders. Regular meetings of the Board of Directors may be held without notice at such time and at such place as may from time to time be determined by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman, if there be one, the President, a majority of the members of the executive committee or by any two directors. Notice thereof stating the place, date and hour of the meeting shall be given to each director either by mail not less than forty-eight (48) hours before the date of the meeting, by telephone or telegram on twenty-four (24) hours' notice, or on such shorter notice as the person or persons calling such meeting may deem necessary or appropriate in the circumstances.

                  Section 5. Quorum. Except as otherwise required by law or the Certificate of Incorporation, at all meetings of the Board of Directors, a majority of the entire Board of Directors shall constitute a quorum for the transaction of business and the act of a majority of the directors present at any meeting at which there is a quorum shall be the act of the Board of Directors. If a quorum shall not be present at any meeting of the Board of Directors, the directors present thereat may adjourn the meeting from time to time, without notice other than announcement at the meeting of the time and place of the adjourned meeting, until a quorum shall be present.

                  Section 6. Actions by Written Consent. Unless otherwise provided in the Certificate of Incorporation, or these By-Laws, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting, if all the members of the Board of Directors or committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Directors or committee.

                  Section 7. Meetings by Means of Conference Telephone. Unless otherwise provided in the Certificate of Incorporation, members of the Board of Directors of the Corporation, or any committee thereof, may participate in a meeting of the Board of Directors or such committee by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this Section 7 shall constitute presence in person at such meeting.

                  Section 8. Committees. The board of directors may appoint from among its members an executive committee, an audit committee and other committees composed of two or more directors, provided that a majority of the members shall be Independent Directors. The board of directors may delegate to any committees any of the powers of the board of directors to the extent permitted by applicable law.

                  Notice of committee meetings shall be given in the same manner as notice for special meetings of the board of directors.

                  One-third of the members of any committee shall be present in person at any meeting of such committee in order to constitute a quorum for the transaction of business at such meeting, and the act of a majority present shall be the act of such committee. The board of directors may designate a chairman of any committee and such chairman or any two members of any committee may fix the time and place of its meetings unless the board shall otherwise provide. In the absence or disqualification of any member of any committee, the members thereof present at any meeting and not disqualified from voting, whether or not they constitute a quorum, may unanimously appoint another director to act at the meeting in the place of such absent or disqualified members; provided, however, that in the event of the absence or disqualification of and Independent Director, such appointee shall be an Independent Director.

                  The committees shall keep minutes of their proceedings and shall report the same to the board of directors at the meeting next succeeding, and any action by the committees shall be subject to revision and alteration by the board of directors, provided that no rights of third persons shall be affected by any such revision or alteration.

                  The board of directors shall have the power at any time to change the membership of any committee, to fill all vacancies, to designate alternate members to replace any absent or disqualified member, or to dissolve any such committee.

                  Section 9. Compensation. The directors may be paid their expenses, if any, of attendance at each meeting of the Board of Directors and may be paid a fixed sum for attendance at each meeting of the Board of Directors or a stated salary as director, payable in cash or securities. No such payment shall preclude any director from serving the Corporation in any other capacity and receiving compensation therefor. Members of special or standing committees may be allowed like compensation for attending committee meetings.

                  Section 10. Interested Directors. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because the director or officer's vote is counted for such purpose if (i) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board of Directors or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (ii) the material facts as to the director or officer's relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (iii) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified by the Board of Directors, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.

                                   ARTICLE IV
                                    OFFICERS

                  Section 1. General. The officers of the Corporation shall be chosen by the Board of Directors and shall be a President, a Secretary and a Treasurer. The Board of Directors, in its discretion, also may choose a Chairman of the Board of Directors (who must be a director) and one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and other officers or agents as it shall deem necessary. Any number of offices may be held by the same person, unless otherwise prohibited by law or the Certificate of Incorporation. The officers of the Corporation need not be stockholders of the Corporation nor, except in the case of the Chairman of the Board of Directors, need such officers be directors of the Corporation.

                  Section 2. Election. The Board of Directors, at its first meeting held after each Annual Meeting of Stockholders (or action by written consent of stockholders in lieu of the Annual Meeting of Stockholders), shall elect the officers of the Corporation who shall serve for one year and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors; and all officers of the Corporation shall hold office until their successors are chosen and qualified, or until their earlier death, resignation or removal. Any officer elected by the Board of Directors may be removed at any time by the affirmative vote of the Board of Directors. Any vacancy occurring in any office of the Corporation shall be filled by the Board of Directors. The salaries of all officers of the Corporation shall be fixed by the Board of Directors.

                  Section 3. Voting Securities Owned by the Corporation. Powers of attorney, proxies, waivers of notice of meeting, consents and other instruments relating to securities owned by the Corporation may be executed in the name of and on behalf of the Corporation by the President or any Vice President or any other officer authorized to do so by the Board of Directors and any such officer may, in the name of and on behalf of the Corporation, take all such action as any such officer may deem advisable to vote in person or by proxy at any meeting of security holders of any corporation in which the Corporation may own securities and at any such meeting shall possess and may exercise any and all rights and power incident to the ownership of such securities and which, as the owner thereof, the Corporation might have exercised and possessed if present. The Board of Directors may, by resolution, from time to time confer like powers upon any other person or persons.

                  Section 4. Chairman of the Board of Directors. The Chairman of the Board of Directors, if there be one, shall preside at all meetings of the stockholders and of the Board of Directors. The Chairman of the Board of Directors shall be the Chief Executive Officer of the Corporation, unless the Board of Directors designates the President as the Chief Executive Officer, and, except where by law the signature of the President is required, the Chairman of the Board of Directors shall possess the same power as the President to sign all contracts, certificates and other instruments of the Corporation which may be authorized by the Board of Directors. During the absence or disability of the President, the Chairman of the Board of Directors shall exercise all the powers and discharge all the duties of the President. The Chairman of the Board of Directors shall also perform such other duties and may exercise such other powers as may from time to time be assigned by these By-Laws or by the Board of Directors.

                  Section 5. President. The President shall, subject to the control of the Board of Directors and, if there be one, the Chairman of the Board of Directors, have general supervision of the business of the Corporation and shall see that all orders and resolutions of the Board of Directors are carried into effect. The President shall execute all bonds, mortgages, contracts and other instruments of the Corporation requiring a seal, under the seal of the Corporation, except where required or permitted by law to be otherwise signed and executed and except that the other officers of the Corporation may sign and execute documents when so authorized by these By-Laws, the Board of Directors or the President. In the absence or disability of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders and the Board of Directors. If there be no Chairman of the Board of Directors, or if the Board of Directors shall otherwise designate, the President shall be the Chief Executive Officer of the Corporation. The President shall also perform such other duties and may exercise such other powers as may from time to time be assigned to such officer by these By-Laws or by the Board of Directors.

                  The president may be designated by the board of directors as the chief operating officer of the corporation. In the absence of the chairman of the board, or in the event of the inability of the chairman of the board to act, the president shall have authority to exercise the power and perform the duties of the chairman of the board. He or she shall have such further powers and duties as may be conferred on him or her by the board of directors.

                  Section 6. Vice Presidents. At the request of the President or in the President's absence or in the event of the President's inability or refusal to act (and if there be no Chairman of the Board of Directors), the Vice President, or the Vice Presidents if there is more than one (in the order designated by the Board of Directors), shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President. Each Vice President shall perform such other duties and have such other powers as the Board of Directors from time to time may prescribe. If there be no Chairman of the Board of Directors and no Vice President, the Board of Directors shall designate the officer of the Corporation who, in the absence of the President or in the event of the inability or refusal of the President to act, shall perform the duties of the President, and when so acting, shall have all the powers of and be subject to all the restrictions upon the President.

                  Section 7. Secretary. The Secretary shall attend all meetings of the Board of Directors and all meetings of stockholders and record all the proceedings thereat in a book or books to be kept for that purpose; the Secretary shall also perform like duties for committees of the Board of Directors when required. The Secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the Board of Directors, and shall perform such other duties as may be prescribed by the Board of Directors, the Chairman of the Board of Directors or the President, under whose supervision the Secretary shall be. If the Secretary shall be unable or shall refuse to cause to be given notice of all meetings of the stockholders and special meetings of the Board of Directors, and if there be no Assistant Secretary, then either the Board of Directors or the President may choose another officer to cause such notice to be given. The Secretary shall have custody of the seal of the Corporation and the Secretary or any Assistant Secretary, if there be one, shall have authority to affix the same to any instrument requiring it and when so affixed, it may be attested by the signature of the Secretary or by the signature of any such Assistant Secretary. The Board of Directors may give general authority to any other officer to affix the seal of the Corporation and to attest to the affixing by such officer's signature. The Secretary shall see that all books, reports, statements, certificates and other documents and records required by law to be kept or filed are properly kept or filed, as the case may be.

                  Section 8. Treasurer. The Treasurer shall have the custody of the corporate funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation and shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors. The Treasurer shall disburse the funds of the Corporation as may be ordered by the Board of Directors, taking proper vouchers for such disbursements, and shall render to the President and the Board of Directors, at its regular meetings, or when the Board of Directors so requires, an account of all transactions as Treasurer and of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of the Treasurer and for the restoration to the Corporation, in case of the Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Treasurer's possession or under the Treasurer's control belonging to the Corporation.

                  Section 9. Assistant Secretaries. Assistant Secretaries, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Secretary, and in the absence of the Secretary or in the event of the Secretary's disability or refusal to act, shall perform the duties of the Secretary, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Secretary.

                  Section 10. Assistant Treasurers. Assistant Treasurers, if there be any, shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors, the President, any Vice President, if there be one, or the Treasurer, and in the absence of the Treasurer or in the event of the Treasurer's disability or refusal to act, shall perform the duties of the Treasurer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Treasurer. If required by the Board of Directors, an Assistant Treasurer shall give the Corporation a bond in such sum and with such surety or sureties as shall be satisfactory to the Board of Directors for the faithful performance of the duties of the office of Assistant Treasurer and for the restoration to the Corporation, in case of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, papers, vouchers, money and other property of whatever kind in the Assistant Treasurer's possession or under the Assistant Treasurer's control belonging to the Corporation.

                  Section 11. Other Officers. Such other officers as the Board of Directors may choose shall perform such duties and have such powers as from time to time may be assigned to them by the Board of Directors. The Board of Directors may delegate to any other officer of the Corporation the power to choose such other officers and to prescribe their respective duties and powers.

                                    ARTICLE V
                                      STOCK

                  Section 1. Form of Certificates. Every holder of stock in the Corporation shall be entitled to have a certificate signed, in the name of the Corporation (i) by the Chairman of the Board of Directors, the President or a Vice President and (ii) by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary of the Corporation, certifying the number of shares owned by such stockholder in the Corporation. If the corporation has authority to issue stock of more than one class, the stock certificate shall contain on its face or back a full statement or summary of the designations and any preferences, conversion and other rights, voting powers, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption of the stock of each class which the corporation is authorized to issue and if the corporation is authorized to issue any preferred or special class in series, the differences in the relative rights and preferences between the share of each series to the extent they have been set, and the authority of the board of directors to set the relative rights and preferences of subsequent series. In lieu of such full statement or summary, there may be set forth upon the face or back of the certificate a statement that the corporation will furnish to any stockholder upon request and without charge, a full statement of such information. A summary of such information included in a registration statement permitted to become effective under the federal Securities Act of 1933, as now or hereafter amended, shall be an acceptable summary for the purposes of this section. Every stock certificate representing shares of stock which are restricted as to transferability by the corporation shall contain a full statement of the restriction or state that the corporation will furnish information about the restriction to the stockholder on request and without charge. A stock certificate may not be issued until the stock represented by it is fully paid, except in the case of stock purchased under an option plan as permitted by law.

                  Section 2. Signatures. Any or all of the signatures on a certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

                  Section 3. Lost Certificates. The Board of Directors may direct a new certificate to be issued in place of any certificate theretofore issued by the Corporation alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate of stock to be lost, stolen or destroyed. When authorizing such issue of a new certificate, the Board of Directors may, in its discretion and as a condition precedent to the issuance thereof, require the owner of such lost, stolen or destroyed certificate, or the owner's legal representative, to advertise the same in such manner as the Board of Directors shall require and/or to give the Corporation a bond in such sum as it may direct as indemnity against any claim that may be made against the Corporation with respect to the certificate alleged to have been lost, stolen or destroyed or the issuance of such new certificate.

                  Section 4. Transfers. Stock of the Corporation shall be transferable in the manner prescribed by the Certificate of Incorporation, applicable law and these By-Laws. Transfers of stock shall be made on the books of the Corporation only by the person named in the certificate or by such person's attorney lawfully constituted in writing and upon the surrender of the certificate therefor, which shall be cancelled before a new certificate shall be issued. No transfer of stock shall be valid as against the Corporation for any purpose until it shall have been entered in the stock records of the Corporation by an entry showing from and to whom transferred.

                  Section 5.  Record Date.

                  (a) In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, the board of directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than sixty nor less than ten days before the date of such meeting. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; providing, however, that the Board of Directors may fix a new record date for the adjourned meeting.

                  (b) In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date has been fixed by the Board of Directors, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in this State, its principal place of business, or an officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to a corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the day on which the Board of Directors adopts the resolutions taking such prior action.

                  (c) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights or the stockholders entitled to exercise any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall be not more than sixty days prior to such action. If no record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

                  Section 6. Record Owners. The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof, except as otherwise required by law.

                  Section 7. Transfer Agents and Registrars. The board of directors may in its discretion, appoint one or more banks or trust companies in such city or cities as the board of directors may deem advisable, from time to time, to act as transfer agents and/or registrars of the shares of stock of the corporation; and, upon such appointments being made, no certificate representing shares shall be valid until countersigned by one of such transfer agents and registered by one of such registrars.

                                   ARTICLE VI
                                     NOTICES

                  Section 1. Notices. Whenever written notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, such notice may be given by mail, addressed to such director, member of a committee or stockholder, at such person's address as it appears on the records of the Corporation, with postage thereon prepaid, and such notice shall be deemed to be given at the time when the same shall be deposited in the United States mail. Written notice may also be given personally or by telegram, telex or cable.

                  Section 2. Waivers of Notice. Whenever any notice is required by law, the Certificate of Incorporation or these By-Laws, to be given to any director, member of a committee or stockholder, a waiver thereof in writing, signed, by the person or persons entitled to said notice, whether before or after the time stated therein, shall be deemed equivalent thereto. Attendance of a person at a meeting, present in person or represented by proxy, shall constitute a waiver of notice of such meeting, except where the person attends the meeting for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

                                   ARTICLE VII
                               GENERAL PROVISIONS

                  Section 1. Dividends. Dividends upon the capital stock of the Corporation, subject to the requirements of the DGCL and the provisions of the Certificate of Incorporation, if any, may be declared by the Board of Directors at any regular or special meeting of the Board of Directors (or any action by written consent in lieu thereof in accordance with Section 6 of Article III hereof), and may be paid in cash, in property, or in shares of the Corporation's capital stock. Before payment of any dividend, there may be set aside out of any funds of the Corporation available for dividends such sum or sums as the Board of Directors from time to time, in its absolute discretion, deems proper as a reserve or reserves to meet contingencies, or for equalizing dividends, or for repairing or maintaining any property of the Corporation, or for any proper purpose, and the Board of Directors may modify or abolish any such reserve.
                  Section 2. Disbursements. All checks or demands for money and notes of the Corporation shall be signed by such officer or officers or such other person or persons as the Board of Directors may from time to time designate.

                  Section 3. Fiscal Year. The fiscal year of the Corporation shall be fixed by resolution of the Board of Directors.

                  Section 4. Corporate Seal. The corporate seal shall have inscribed thereon the name of the Corporation, the year of its organization and the words "Corporate Seal, Delaware". The seal may be used by causing it or a facsimile thereof to be impressed or affixed or reproduced or otherwise.

                  Section 5. Restricted and Prohibited Activities. The Corporation shall not: invest in unimproved real property (that is, acquire an equity interest in property for purposes other than producing income, which has no development or construction in progress thereon nor is any development or construction planned to commence thereon within the year); invest in mortgage loans (but not including mortgage related securities, such as collateralized mortgage obligations, pass-through securities, stripped mortgage-backed securities and other securities that, directly or indirectly, represent a participation in, or are secured by and payable from, mortgage loans on real property) without an appraisal of the underlying property; invest in real estate contracts of sale unless the same are in recordable form; invest in or make a mortgage loan on property in excess of 100% of its appraised value (unless other mortgage loan underwriting criteria would justify such investment); invest in or make a mortgage loan subordinate to a mortgage or equity interest in the property held by the Advisor, the Sponsor, a director or an affiliate of any of the foregoing; issue equity securities redeemable at the option of the holder thereof; issue options or warrants to insiders if such options or warrants cover in excess of 9.8% of the outstanding shares of the Corporation; or issue options or warrants to any persons with an exercise price less than the fair market value of the shares covered at the date of issuance.

                  Section 6. Advisory Contract and Compensation. The Board of Directors may delegate the duty of management of the assets and the administration of its day-to-day operations to an Advisor pursuant to a written contract or contracts which have obtained the approval, including the approval of renewals thereof, of the Board of Directors, including a majority of the Independent Directors.

                  The majority of the directors, including a majority of the Independent Directors, shall review and ratify, amend or repeal the advisory contract in effect between the corporation and its Advisor, at least every three years. No advisory contract shall have a term in excess of three years, and such contract shall be terminable by a majority of the Independent Directors of the Advisor, without cause, upon sixty days written notice. The directors shall review the performance of the Advisor at least annually. The Independent Directors shall review the compensation of the Advisor in connection with the renewal of the advisory contract to determine that such compensation is reasonable in relation to the nature and quality of the services provided.

                  Section 7. Checks. All checks, drafts and orders for the payment of money, notes and other evidences of indebtedness, issued in the name of the corporation shall be signed by the president or the treasurer or by such officer or officers as the board of directors may from time to time designate.

                                  ARTICLE VIII
                                 INDEMNIFICATION

                  Section 1. Power to Indemnify in Actions, Suits or Proceedings other than Those by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director or officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person's conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person's conduct was unlawful.

                  Section 2. Power to Indemnify in Actions, Suits or Proceedings by or in the Right of the Corporation. Subject to Section 3 of this Article VIII, the Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Court of Chancery or such other court shall deem proper.

                  Section 3. Authorization of Indemnification. Any indemnification under this Article VIII (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standard of conduct set forth in Section 1 or Section 2 of this Article VIII, as the case may be. Such determination shall be made, with respect to a person who is a director or officer at the time of such determination, (i) by a majority vote of the directors who are not parties to such action, suit or proceeding, even though less than a quorum, or (ii) by a committee of such directors designated by a majority vote of such directors, even though less than a quorum, or (iii) if there are no such directors, or if such directors so direct, by independent legal counsel in a written opinion or (iv) by the stockholders. Such determination shall be made, with respect to former directors and officers, by any person or persons having the authority to act on the matter on behalf of the Corporation. To the extent, however, that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described above, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys' fees) actually and reasonably incurred by such person in connection therewith, without the necessity of authorization in the specific case.

                  Section 4. Good Faith Defined. For purposes of any determination under Section 3 of this Article VIII, a person shall be deemed to have acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, or, with respect to any criminal action or proceeding, to have had no reasonable cause to believe such person's conduct was unlawful, if such person's action is based on the records or books of account of the Corporation or another enterprise, or on information supplied to such person by the officers of the Corporation or another enterprise in the course of their duties, or on the advice of legal counsel for the Corporation or another enterprise or on information or records given or reports made to the Corporation or another enterprise by an independent certified public accountant or by an appraiser or other expert selected with reasonable care by the Corporation or another enterprise. The term "another enterprise" as used in this Section 4 shall mean any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise of which such person is or was serving at the request of the Corporation as a director, officer, employee or agent. The provisions of this Section 4 shall not be deemed to be exclusive or to limit in any way the circumstances in which a person may be deemed to have met the applicable standard of conduct set forth in
Section 1 or 2 of this Article VIII, as the case may be.

                  Section 5. Indemnification by a Court. Notwithstanding any contrary determination in the specific case under Section 3 of this Article VIII, and notwithstanding the absence of any determination thereunder, any director or officer may apply to the Court of Chancery in the State of Delaware for indemnification to the extent otherwise permissible under Sections 1 and 2 of this Article VIII. The basis of such indemnification by a court shall be a determination by such court that indemnification of the director or officer is proper in the circumstances because such person has met the applicable standards of conduct set forth in Section 1 or 2 of this Article VIII, as the case may be. Neither a contrary determination in the specific case under Section 3 of this
Article VIII nor the absence of any determination thereunder shall be a defense to such application or create a presumption that the director or officer seeking indemnification has not met any applicable standard of conduct. Notice of any application for indemnification pursuant to this Section 5 shall be given to the Corporation promptly upon the filing of such application. If successful, in whole or in part, the director or officer seeking indemnification shall also be entitled to be paid the expense of prosecuting such application.

                  Section 6. Expenses Payable in Advance. Expenses incurred by a director or officer in defending any civil, criminal, administrative or investigative action, suit or proceeding shall be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such director or officer to repay such amount if it shall ultimately be determined that such person is not entitled to be indemnified by the Corporation as authorized in this Article VIII.

                  Section 7. Nonexclusivity of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by or granted pursuant to this Article VIII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Certificate of Incorporation, any By-Law, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person's official capacity and as to action in another capacity while holding such office, it being the policy of the Corporation that indemnification of the persons specified in Sections 1 and 2 of this Article VIII shall be made to the fullest extent permitted by law. The provisions of this Article VIII shall not be deemed to preclude the indemnification of any person who is not specified in
Section 1 or 2 of this Article VIII but whom the Corporation has the power or obligation to indemnify under the provisions of the General Corporation Law of the State of Delaware, or otherwise.

                  Section 8. Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director or officer of the Corporation, or is or was a director or officer of the Corporation serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the Corporation would have the power or the obligation to indemnify such person against such liability under the provisions of this Article VIII.

                  Section 9. Certain Definitions. For purposes of this Article VIII, references to "the Corporation" shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors or officers, so that any person who is or was a director or officer of such constituent corporation, or is or was a director or officer of such constituent corporation serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, employee benefit plan or other enterprise, shall stand in the same position under the provisions of this Article VIII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VIII, references to "fines" shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to "serving at the request of the Corporation" shall include any service as a director, officer, employee or agent of the Corporation which imposes duties on, or involves services by, such director or officer with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner "not opposed to the best interests of the Corporation" as referred to in this Article VIII.

                  Section 10. Survival of Indemnification and Advancement of Expenses. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VIII shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person.

                  Section 11. Limitation on Indemnification. Notwithstanding anything contained in this Article VIII to the contrary, except for proceedings to enforce rights to indemnification (which shall be governed by Section 5 hereof), the Corporation shall not be obligated to indemnify any director or officer in connection with a proceeding (or part thereof) initiated by such person unless such proceeding (or part thereof) was authorized or consented to by the Board of Directors of the Corporation.

                  Section 12. Indemnification of Employees and Agents. The Corporation may, to the extent authorized from time to time by the Board of Directors, provide rights to indemnification and to the advancement of expenses to employees and agents of the Corporation similar to those conferred in this
Article VIII to directors and officers of the Corporation.

                                   ARTICLE IX
                                   AMENDMENTS

                  Section 1. Amendments. These By-Laws may be altered, amended or repealed, in whole or in part, or new By-Laws may be adopted by the stockholders or by the Board of Directors, provided, however, that notice of such alteration, amendment, repeal or adoption of new By-Laws be contained in the notice of such meeting of stockholders or Board of Directors as the case may be. All such amendments must be approved by either the holders of a majority of the outstanding capital stock entitled to vote thereon or by a majority of the entire Board of Directors then in office.

                  Section 2. Entire Board of Directors. As used in this Article IX and in these By-Laws generally, the term "entire Board of Directors" means the total number of directors which the Corporation would have if there were no vacancies.
                                      * * *




Adopted as of: _____________________
Last Amended as of: ________________



                                                                         ANNEX D

                  Subtitle 2. Rights of Objecting Stockholders

         3-201 DEFINITION. (a) In this subtitle, except as provided in subsection (b) of this section, "successor" includes a corporation which amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock, unless the right to do so is reserved by the charter of the corporation.
         (b) When used with reference to a share exchange, "successor" means the corporation the stock of which was acquired in the share exchange.

         3-202 RIGHT TO FAIR VALUE OF STOCK. (a) Except as provided in subsection (c) of this section, a stockholder of a Maryland corporation has the right to demand and receive payment of the fair value of the stockholder's stock from the successor if:
         (1) The corporation consolidates or merges with an other corporation;
         (2) The stockholder's stock is to be acquired in a share exchange;
         (3) The corporation transfers its assets in a manner requiring action under ss.3-105(d) of this title;
         (4) The corporation amends its charter in a way which alters the contract rights, as expressly set forth in the charter, of any outstanding stock and substantially adversely affects the stockholder's rights, unless the right to do so is reserved by the charter of the corporation; or
         (5) The transaction is governed by ss.3-602 of this title or exempted by ss.3-603(b) of this title.
         (b)(1) Fair value is determined as of the close of business:
         (i) With respect to a merger under ss.3-106 of this title of a 90 percent or more owned subsidiary into its parent, on the day notice is given or waived under ss.3-106; or
         (ii) With respect to any other transaction, on the day the stockholders voted on the transaction objected to.
         (2) Except as provided in paragraph (3) of this subsection, fair value may not include any appreciation or depreciation which directly or indirectly results from the transaction objected to or from its proposal.
         (3) In any transaction governed by ss.3-602 of this title or exempted by ss.3-603(b) of this title, fair value shall be determined in accordance with the requirements of ss.3-603(b) of this title.
         (c) Unless the transaction is governed by ss.3-602 of this title or is exempted by ss.3-603(b) of this title, a stockholder may not demand the fair value of his stock and is bound by the terms of the transaction if:
         (1) The stock is listed on a national securities exchange or is designed as a national market system security on an interdealer quotation system by the National Association of Securities Dealers, Inc.:
         (i) With respect to a merger under ss.3-106 of this title of a 90 percent or more owned subsidiary into its parent, on the date notice is given or waived under ss.3-106; or
         (ii) With respect to any other transaction, on the record date for determining stockholders entitled to vote on the transaction objected to;
         (2) The stock is that of the successor in a merger; unless:
         (i) The merger alters the contract rights of the stock as expressly set forth in the charter, and the charter does not reserve the right to do so; or
         (ii) The stock is to be changed or converted in whole or in part in the merger into something other than either stock in the successor or cash, scrip, or other rights or interests arising out of provisions for the treatment of fractional shares of stock in the successor, or
         (3) The stock is that of an open-end investment company registered with the Securities and Exchange Commission under the Investment Company Act of 1940 and the value placed on the stock in the transaction is its net asset value.

         3-203 PROCEDURE BY STOCKHOLDER. (a) A stockholder of a corporation who desires to receive payment of the fair value of his stock under this subtitle:
         (1) Shall file with the corporation a written objection to the proposed transaction:
         (i) With respect to a merger under ss.3-106 of this title of a 90 percent or more owned subsidiary into its parent, within 30 days after notice is given or waived under ss.3-106; or
         (ii) With respect to any other transaction, at or before the stockholders' meeting at which the transaction will be considered;
         (2) May not vote in favor of the transaction; and
         (3) Within 20 days after the Department accepts the articles for record, shall make a written demand on the successor for payment for his stock, stating the number and class of shares for which he demands payment.
         (b) A stockholder who fails to comply with this section is bound by the terms of the consolidation, merger, share exchange, transfer of assets, or charter amendment.

         3-204 EFFECT OF DEMAND ON DIVIDEND AND OTHER RIGHTS. A stockholder who demands payment for his stock under this subtitle:
         (1) Has no right to receive any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under ss.3-202 of this subtitle; and
         (2) Ceases to have any rights of a stockholder with respect to that stock, except the right to receive payment of its fair value.

         3-205 WITHDRAWAL OF DEMAND. A demand for payment may be withdrawn only with the consent of the successor.

         3-206 RESTORATION OF DIVIDEND AND OTHER RIGHTS.
         (a) The rights of a stockholder who demands payment are restored in full, if:
                  (1) The demand for payment is withdrawn;
                  (2) A petition for an appraisal is not filed within the time required by this subtitle;
                  (3) A court determines that the stockholder is not entitled to relief; or
                  (4) The transaction objected to is abandoned or rescinded.
         (b) The restoration of a stockholder's rights entitles him to receive the dividends, distributions, and other rights he would have received if he had not demanded payment for his stock. However, the restoration does not prejudice any corporate proceedings taken before the restoration.

         3-207 PROCEDURE BY SUCCESSOR. (a)(1) The successor promptly shall notify each objecting stockholder in writing of the date the articles are accepted for record by the Department.
         (2) The successor also may send a written offer to pay the objecting stockholder what it considers to be the fair value of his stock. Each offer shall be accompanied by the following information relating to the corporation which issued the stock:
                  (i) A balance sheet as of a date not more than six months before the date of the offer;
                  (ii) A profit and loss statement for the 12 months ending on the date of the balance sheet; and
                  (iii) Any other information the successor considers pertinent.
         (b) The successor shall deliver the notice and offer to each objecting stockholder personally or mail them to him by registered mail at the address he gives the successor in writing, or, if none, at his address as it appears on the records of the corporation which issued the stock.

         3-208 PETITION FOR APPRAISAL; CONSOLIDATION OF PROCEEDINGS; JOINDER OF OBJECTORS. (a) Within 50 days after the Department accepts the articles for record, the successor or an objecting stockholder who has not received payment for his stock may petition a court of equity in the county where the principal office of the successor is located or, if it does not have a principal office in this State, where the resident agent of the successor is located, for an appraisal to determine the fair value of the stock.
         (b)(1) If more than one appraisal proceeding is instituted, the court shall direct the consolidation of all the proceedings on terms and conditions it considers proper.
         (2) Two or more objecting stockholders may join or be joined in an appraisal proceeding.

         3-209 CERTIFICATE MAY BE NOTED. (a) At any time after a petition for appraisal is filed, the court may require the objecting stockholders parties to the proceeding to submit their stock certificates to the clerk of the court for notation on them that the appraisal proceeding is pending. If a stockholder fails to comply with the order, the court may dismiss the proceeding as to him or grant other appropriate relief.
         (b) If any stock represented by a certificate which bears a notation is subsequently transferred, the new certificate issued for the stock shall bear a similar notation and the name of the original objecting stockholder. The transferee of this stock does not acquire rights of any character with respect to the stock other than the rights of the original objecting stockholder.

         3-210 APPRAISAL OF FAIR VALUE. (a) If the court finds that the objecting stockholder is entitled to an appraisal of his stock, it shall appoint three disinterested appraisers to determine the fair value of the stock on terms and conditions the court considers proper. Each appraiser shall take an oath to discharge his duties honestly and faithfully.
         (b) Within 60 days after their appointment, unless the court sets a longer time, the appraisers shall determine the fair value of the stock as of the appropriate date and file a report stating the conclusion of the majority as to the fair value of the stock.
         (c) The report shall state the reasons for the conclusion and shall include a transcript of all testimony and exhibits offered.
         (d)(1) On the same day that the report is filed, the appraisers shall mail a copy of it to each party to the proceedings.
         (2) Within 15 days after the report is filed, any party may object to it and request a hearing.

         3-211 CONSIDERATION BY COURT OF APPRAISERS' REPORT. (a) The court shall consider the report and, on motion of any party to the proceeding, enter an order which:
         (1) Confirms, modifies, or rejects it; and
         (2) If appropriate, sets the time for payment to the stockholder.
         (b)(1) If the appraisers' report is confirmed or modified by the order, judgment shall be entered against the successor and in favor of each objecting stockholder party to the proceeding for the appraised fair value of his stock.
         (2) If the appraisers' report is rejected, the court may:
                  (i) Determine the fair value of the stock and enter judgment for the stockholder; or
                  (ii) Remit the proceedings to the same or other appraisers on terms and conditions it considers proper.
         (c)(1) Except as provided in paragraph (2) of this subsection, a judgment for the stockholder shall award the value of the stock and interest from the date as to which fair value is to be determined under ss.3-202 of this subtitle, and
         (2) The court may not allow interest if it finds that the failure of the stockholder to accept an offer for the stock made under ss.3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:
                  (i) The price which the successor offered for the stock;
                  (ii) The financial statements and other information furnished to the stockholder; and
                  (iii) Any other circumstances it considers relevant.
         (d)(1) The costs of the proceedings, including reasonable compensation and expenses of the appraisers, shall be set by the court and assessed against the successor. However, the court may direct the costs to be apportioned and assessed against any objecting stockholder if the court finds that the failure of the stockholder to accept an offer for the stock made under ss.3-207 of this subtitle was arbitrary and vexatious or not in good faith. In making this finding, the court shall consider:
                  (i) The price which the successor offered for the stock;
                  (ii) The financial statements and other information furnished to the stockholder; and
                  (iii) Any other circumstances it considers relevant.
         (2) Costs may not include attorney's fees or expenses. The reasonable fees and expenses of expert may be included only if:
                  (i) The successor did not make an offer for the stock under ss.3-207 of this subtitle; or
                  (ii) The value of the stock determined in the proceeding materially exceeds the amount offered by the successor.
         (e) The judgment is final and conclusive on all parties and has the same force and effect as other decrees in equity. The judgment constitutes a lien on the assets of the successor with priority over any mortgage or other lien attaching on or after the effective date of the consolidation, merger, transfer, or charter amendment.

         3-212 SURRENDER OF STOCK. The successor is not required to pay for the stock of an objecting stockholder or to pay a judgment rendered against it in a proceeding for an appraisal unless, simultaneously with payment:
         (1) The certificates representing the stock are surrendered to it, indorsed in blank, and in proper form for transfer; or
         (2) Satisfactory evidence of the loss or destruction of the certificates and sufficient indemnity bond are furnished.

         3-213 RIGHTS OF SUCCESSOR WITH RESPECT TO STOCK. (a) A successor which acquires the stock of an objecting stockholder is entitled to any dividends or distributions payable to holders of record of that stock on a record date after the close of business on the day as at which fair value is to be determined under ss.3-202 of this subtitle.
         (b) After acquiring the stock of an objecting stockholder, a successor in a transfer of assets may exercise all the rights of an owner of the stock.
         (c) Unless the articles provide otherwise stock in the successor of a consolidation merger, or share exchange otherwise deliverable in exchange for the stock of an objecting stockholder has the status of authorized but unissued stock of the successor. However, a proceeding for reduction of the capital of the successor is not necessary to retire the stock or to reduce the capital of the successor represented by the stock.

3-603  [WHEN VOTING REQUIREMENTS NOT APPLICABLE].
         (b) The vote required by ss. 3-602(b) of this subtitle does not apply to a business combination as defined in ss. 3-601(e)(1) of this subtitle if each of the following conditions is met:
         (1) The aggregate amount of the cash and the market value as of the valuation date of consideration other than cash to be received per share by holders of common stock in such business combination is at least equal to the highest of the following:
         (i) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of common stock of the same class or series acquired by it within the 5-year period immediately prior to the announcement date of the proposal of the business combination, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from the earliest date through the valuation date, up to the amount of the interest; or
         (ii) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of common stock of the same class or series acquired by it on, or within the 5-year period immediately before, the determination date, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from the earliest date through the valuation date, up to the amount of the interest; or
         (iii) The market value per share of common stock of the same class or series on the announcement date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from that date through the valuation date, up to the amount of the interest; or
         (iv) The market value per share of common stock of the same class or series on the determination date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of common stock from that date through the valuation date, up to the amount of the interest; or
         (v) The price per share equal to the market value per share of common stock of the same class or series on the announcement date or on the determination date, whichever is higher, multiplied by the fraction of:
         1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of common stock of the same class or series acquired by it within the 5-year period immediately prior to the announcement date, over
         2. The market value per share of common stock of the same class or series on the first day in such 5-year period on which the interested stockholder acquired any shares of common stock.
         (2) The aggregate amount of the cash and the market value as of the valuation date of consideration other than cash to be received per share by holders of shares of any class or series of outstanding stock other than common stock in the business combination is at least equal to the highest of the following (whether or not the interested stockholder has previously acquired any shares of the particular class or series of stock):
         (i) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of such class or series of stock acquired by it within the 5-year period immediately prior to the announcement date of the proposal of the business combination, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from the earliest date through the valuation date, up to the amount of the interest; or
         (ii) The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of such class or series of stock acquired by it on, or within the 5-year period immediately prior to, the determination date, plus an amount equal to interest compounded annually from the earliest date on which the highest per share acquisition price was paid through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from the earliest date through the valuation date, up to the amount of the interest; or
         (iii) The highest preferential amount per share to which the holders of shares of such class or series of stock are entitled in the event of any voluntary or involuntary liquidation, dissolution or winding up of the corporation; or
         (iv) The market value per share of such class or series of stock on the announcement date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations form time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock form that date through the valuation date, up to the amount of the interest; or
         (v) The market value per share of such class or series of stock on the determination date, plus an amount equal to interest compounded annually from that date through the valuation date at the rate for 1-year United States Treasury obligations from time to time in effect, less the aggregate amount of any cash dividends paid and the market value of any dividends paid in other than cash, per share of the class or series of stock from that date through the valuation date, up to the amount of the interest; or
         (vi) The price per share equal to the market value per share of such class or series of stock on the announcement date or on the determination date, whichever is higher, multiplied by the fraction of:
         1. The highest per share price (including any brokerage commissions, transfer taxes and soliciting dealers' fees) paid by the interested stockholder for any shares of any class of voting stock acquired by it within the 5-year period immediately prior to the announcement date, over
         2. The market value per share of the same class of voting stock on the first day in such 5-year period on which the interested stockholder acquired any shares of the same class of voting stock.
         (3) The consideration to be received by holders of any class or series of outstanding stock is to be in cash or in the same form as the interested stockholder has previously paid for shares of the same class or series of stock. If the interested stockholder has paid for shares of any class or series of stock with varying forms of consideration, the form of consideration for such class or series of stock shall be either cash or the form used to acquire the largest number of shares of such class or series of stock previously acquired by it.
         (4)(i) After the determination date and prior to the consummation of such business combination:
         1. There shall have been no failure to declare and pay at the regular date therefor any full periodic dividends (whether or not cumulative) on any outstanding preferred stock of the corporation;
         2. There shall have been:
         A. No reduction in the annual rate of dividends paid on any class or series of stock of the corporation that is not preferred stock (except as necessary to reflect any subdivision of the stock); and
         B. An increase in such annual rate of dividends as necessary to reflect any reclassification (including any reverse stock split), recapitalization, reorganization or any similar transaction which has the effect of reducing the number of outstanding shares of the stock; and
         3. The interested stockholder did not become the beneficial owner of any additional shares of stock of the corporation except as part of the transaction which resulted in such interested stockholder becoming an interested stockholder or by virtue of proportionate stock splits or stock dividends.
         (ii) The provisions of sub-paragraphs 1. and 2. of subparagraph (i) do not apply if no interested stockholder or an affiliate or associate of the interested stockholder voted as a director of the corporation in a manner inconsistent with such sub-subparagraphs and the interested stockholder, within 10 days after any act or failure to act inconsistent with such sub-subparagraphs, notifies the board of directors of the corporation in writing that the interested stockholder disapproves thereof and requests in good faith that the board of directors rectify such act or failure to act.



                                                                         ANNEX E

                             COMMERCIAL ASSETS, INC.
                  Annual Meeting of Shareholders - May 24, 1999
                This proxy is solicited on behalf of the Board of
                                   Directors.

The undersigned hereby appoints Terry Considine, Thomas L. Rhodes and Bruce E. Moore, jointly and severally, proxies with full power of substitution, and hereby authorizes them to represent and to vote, as designated below, all shares of common stock of Commercial Assets, Inc. held of record by the undersigned on March 25, 1999, at the Annual Meeting of Shareholders to be held on May 24, 1999, and any adjournments thereof.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1 AND 2 BELOW

1. ELECTION OF TWO DIRECTORS TO CLASS III OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2002 AND ELECTION OF ONE DIRECTOR TO CLASS II OF THE BOARD OF DIRECTORS TO SERVE UNTIL THE ANNUAL MEETING OF STOCKHOLDERS IN 2001. (Check one box only):

[  ] FOR all nominees listed below (except as    [   ]   WITHHOLD authority to
     marked to the contrary below):                      vote for all nominees
                                                         listed below:

         Terry Considine            Bruce E. Moore            Robert J. Malone
         Class III                  Class III                 Class II

  (Instruction:           To withhold authority to vote for any nominees, check
                          the "FOR all nominees" box above and write in the space provided below the names of the nominees for whom you wish to withhold authority to vote.)

                           ----------------------------------

                           ----------------------------------


2. REINCORPORATION OF THE COMPANY IN DELAWARE INCLUDING APPROVAL OF THE MERGER AGREEMENT AND RELATED MATTERS.

         [        ]  FOR   [        ]  AGAINST       [        ]  ABSTAIN

3. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

THE UNDERSIGNED HEREBY REVOKES ALL PROXIES HERETOFORE GIVEN BY THE UNDERSIGNED TO VOTE AT THE ANNUAL MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.


DATED ____________, 1999                    ____________________________________
                                                          (Sign Here)

PROXY                                       ____________________________________
                                                  (Sign Here, if Held Jointly)

                                                     Please sign EXACTLY as your
                                                     name appears on this card.
                                                     When signing as attorney,
                                                     executor, administrator,
                                                     trustee or guardian, please
                                                     give your full title. All
                                                     joint owners should sign.
                                                     If a corporation, sign in
                                                     full corporate name by an
                                                     authorized officer. If in a
                                                     partnership, sign in
                                                     partnership name by an
                                                     authorized person.